Matthews Asia Funds | Third Quarter Report

September 30, 2010 | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

3Q

Performance and Expenses

Through September 30, 2010

			Average Annual Total Returns						Total Annual
	3 Months	YTD	1 year	3 years	5 years	10 years	Since Inception	Inception Date	Operating Expenses[1]
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth & Income Fund	12.14%	13.83%	18.66%	4.08%	10.86%	14.87%	11.53%	9/12/94	1.17%
Matthews Asia Dividend Fund	12.02%	17.41%	26.25%	9.10%	n.a.	n.a.	13.36%	10/31/06	1.27%
After Fee Waiver, Reimbursement and Recoupment									1.30%[2]
Matthews China Dividend Fund	14.29%	16.07%	n.a.	n.a.	n.a.	n.a.	18.16%[3]	11/30/09	10.10%
After Fee Waiver, Reimbursement and Recoupment									1.50%[4]
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund	16.52%	18.96%	25.94%	2.29%	8.62%	n.a.	11.51%	10/31/03	1.27%
Matthews Pacific Tiger Fund	20.28%	19.97%	29.08%	5.83%	15.28%	14.59%	9.93%	9/12/94	1.13%
Matthews China Fund	18.19%	15.18%	28.88%	1.22%	23.53%	18.98%	13.95%	2/19/98	1.21%
Matthews India Fund	19.12%	32.72%	47.26%	6.52%	n.a.	n.a.	20.51%	10/31/05	1.27%
Matthews Japan Fund	10.18%	5.13%	7.39%	-7.67%	-5.22%	-2.93%	3.35%	12/31/98	1.29%
Matthews Korea Fund	15.25%	10.44%	14.80%	-5.39%	6.23%	15.34%	5.24%	1/3/95	1.30%
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund	22.87%	26.92%	45.53%	n.a.	n.a.	n.a.	41.62%	9/15/08	2.10%
After Fee Waiver, Reimbursement and Recoupment									2.00%[5]
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund	16.39%	13.34%	21.36%	-2.24%	9.10%	4.01%	-0.38%	12/27/99	1.39%

1  These figures are from the Funds' current prospectus and may differ from the actual expense ratios for the preceding fiscal year, as shown in the Funds' Annual Report.

2  The Advisor has contractually agreed to waive Matthews Asia Dividend Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

3  Actual return, not annualized.

4  The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least November 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

5  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Relatively high performance due to market conditions may not be sustainable or repeated in the future. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Redemption Fee Policy

The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Contents

Messages to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	4

Matthews Asia Dividend Fund	10

Matthews China Dividend Fund	15

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund	19

Matthews Pacific Tiger Fund	23

Matthews China Fund	27

Matthews India Fund	31

Matthews Japan Fund	35

Matthews Korea Fund	39

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund	43

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund	47

Notes to Schedules of Investments	50

Disclosures and Index Definitions	55

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of September 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

BNY Mellon Distributors Inc. | 760 Moore Road | King of Prussia, PA 19406

"If we are to be long-term holders of a business, we have to be confident in its ability to survive and its ability to generate reasonable rates of growth over a long period."

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

With the recent run-up in the markets and the return of more speculative behavior and momentum-driven sentiment by some investors and commentators, it is important to look again at the ways in which Matthews invests and some of the performance risks involved in our philosophy.

The Companies We Seek

Of prime importance in our philosophy are our long-term focus, and the concepts of survivability and sustainability of businesses. We have always considered that if we are to be long-term holders of a business, we have to be confident in its ability to survive and its ability to generate reasonable rates of growth over a long period. In part, this is based on an assessment of how relevant its business and products will remain to clients over the course of a decade; no less important, however, is its balance sheet strength. Low levels of debt, coupled with lower than average volatility in margins and returns, give a company a better chance of surviving and sustaining growth. These characteristics have been particularly well-regarded in an atmosphere in which investors are best characterized as "cautiously optimistic."

Not too distantly related is our focus on cash flow and dividends. Shareholders of our Asia Growth and Income strategies (Asian Growth and Income, Asia Dividend and China Dividend) will know that we look at dividends closely because we believe they send several signals about an investment. First, they are an indicator of value; second, they are an indicator of corporate governance; third, over the long term, dividends have accounted for a large portion of equity investors' total returns. As such, all of our strategies pay attention to the cash flow of businesses, though some will focus on dividend yield while others will pay more attention to cash flow yield. Both of these factors will support long-term performance of investment strategies. However, it is undeniable that these factors have been well-rewarded by the market of late, where investors have been keen to see cash paid out, and stability and growth of dividends as a more concrete anchor to expectations for growth.

Also important has been our long-standing focus on Asia's domestic demand opportunities. These have obviously been more sought after by investors in the region because of the weakness of external demand. For us, the choice of domestic demand stocks has always been more strategic than tactical. The growth in wealth of the Asian household has been a stable secular trend and one that we expect to continue. Just as important, the types of businesses in these sectors tend to be much stronger franchises than those producing for the export market, where they have little or no control over distribution or brand.

Finally, an important part of our strategy is our bias toward mid- and small-capitalization companies. This is partly because of growth prospects for these companies—which tend to be higher—and also because such growth tends to be reasonably priced relative to large caps. It is also a reflection that smaller companies are more likely to be domestically focused. We are also aware that over time, smaller-capitalization stocks have tended to

2 MATTHEWS ASIA FUNDS

outperform in both Asia and in other markets around the world. This may make it an attractive place to invest for those who are committed to the region and who have a long-term focus.

Cyclical Companies Are Not Our Focus

Equally important is the Funds' relatively low weighting in materials stocks. These businesses remain very cyclical—with the health of this global industry still very reliant on commodity prices and, therefore, underlying monetary conditions in the world. Added to this is the likelihood that over time, after having built up their modern infrastructure, the GDP of Asian countries is likely to become less intensive in the use of hard commodities. These businesses have to show an ability to add value through the cycle, rather than just ride the cycle, for us to be interested in them as long-term investment targets. Governments have also shown their willingness to tax peak-cycle profits, which often appear as windfalls. Nevertheless, these companies will go through cyclical swings and when sentiment and global macroeconomic conditions turn in their favor, our Funds may not fully participate in any acute upturns in their fortunes.

As an offshoot of this, our exposure to Australia is relatively light, given its weight in the region (on a market capitalization basis). Of course, this is partly a reflection of the high weighting to materials companies in the country and the linkage between the commodity cycle and the Australian dollar, which makes any investment in the country seem a much more cyclical proposition. In addition, the overall growth profile of Australia is much lower than that for Asia ex-Japan. To overcome this obstacle, we need to find companies with niche markets or exceptional management and corporate governance. This we can do. But most of our strategies remain very selective in Australia and, consequently, have low exposure.

Assessing The Risks

Now, what shareholders must be aware of when it comes to our Funds is that almost all of these biases have been working in our favor over the past two years: small capitalization, domestic demand, strong balance sheets, stable business versus cyclical business, Asia versus Australia, and dividend or cash yield. While we do not wish to be inflexible, these biases are a part of our long-term thinking and strategic outlook for investing in the region. Nevertheless, we can appreciate that there will be times when such a stance can seem like obstinacy in the face of a bull run in commodity stocks, or when risk aversion leads to better performance by more highly indebted companies. Or in times when momentum may take over the market and businesses with exciting near-term performance characteristics outperform those with less stellar but more solid long-term prospects.

We are aware of these risks. Yet it is very difficult to sacrifice a long-term strategic principle for a short-term tactical gain. It presumes greater foresight as to the degree and duration of any cycle than we are comfortable claiming. Nevertheless, in putting the portfolios together, portfolio managers are mindful of these various risks and always seek to incorporate investment ideas that, while staying true to our philosophy and principles, add some degree of optionality or hedge should the short-term investment climate become less conducive to our long-term philosophy.

As always, it is a privilege to serve as your investment advisor.

Robert J. Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

Investing in small- and mid-size companies is more risky and volatile than investing in large companies as they may be more volatile and less liquid than larger companies.

matthewsasia.com | 800.789.ASIA 3

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Andrew Foster

Lead Manager

Robert J. Horrocks, PhD

Co-Manager

FUND FACTS

Ticker	MACSX
Inception Date	9/12/94
Assets	$3.5 billion
NAV	$17.74
Total # of Positions	87

Ratios

Portfolio Turnover	17.51%[1]
Gross Expense Ratio	1.17%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews Asian Growth and Income Fund gained 12.14%, while its benchmark, the MSCI All Country Asia ex Japan Index, increased 16.58%.

For the past three months, stock markets around the world dismissed ongoing concerns over the rigor of global economic activity. From the first of July through the end of September, equities climbed higher, nearly without pause; this occurred despite evidence of a tepid recovery following the recent financial crisis. Equity markets in Asia were particularly ebullient, climbing higher in part because of relatively strong readings on economic activity, but even more so because of the overly abundant liquidity circulating in both stock and bond markets.

In this environment, the Fund's performance was strong in absolute terms, even as it did not keep pace with the sharpest gains available in the market. As stocks faltered last spring due to solvency panics in the Euro zone, the Fund's defensive positioning was evident in its holdings, which remained relatively steady. However, during the past three months, that same positioning was to the Fund's detriment. As liquidity surged, it tended to benefit those same stocks that were under the greatest stress last spring. We are pleased to see that improved confidence and liquidity have lifted the valuations of even riskier stocks throughout Asia, though it has not prompted us to make any major changes to the portfolio's construct. We continue to employ a steady, long-term approach toward investment that aims to dampen volatility wherever possible. At the margin, we have favored investment in larger-capitalization, highly liquid stocks that have lagged in the recent rally.

Valuations have climbed and may continue to rise, and they now provide less cushion against risks that could emerge. While near-term net profit forecasts are strong, rising cost pressures and increased wages may depress margins. Meanwhile, the rate of profit growth will be assessed versus a formidable base from the prior year—and thus year-on-year comparisons may prove challenging. If valuations expand too rapidly relative to potential moderations in growth, stock markets may hiccup in the short run. However, in our opinion, valuations are not unreasonable given the growth that will likely unfold over the next five years.

Perhaps most notable in the last quarter was the extent to which capital market activity lurched forward. Dormant for the better part of nine months, Asian markets awoke with a spate of issuance in IPOs, convertible bonds and fixed income. Financiers, keen to capitalize on the liquidity present in the region, have come forward with a series of large offerings, with no end in sight. This activity should be viewed skeptically, as it is a sign that financial officers at companies now view their equity as sufficiently expensive as to issue more of it. However, from a broader perspective, the new issuance is a sign of good health: Asia's markets continue to gain depth, breadth and liquidity. Meanwhile, the issuance may also help bring supply in better balance with demand. From the Fund's perspective, this is particularly important in the convertible bond market, where constrained supply has meant that many bonds are too richly valued—we welcome this supply, particularly if it helps induce a "buyer's market."

For the quarter ahead, we anticipate no substantial changes to portfolio construction, though we are gradually seeking exposure to new and emerging pockets of growth in the region—whether from nascent services industries, such as health care and software, or from newly emerging markets, such as Vietnam. We thank you for your investment in the Fund.

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Inception 9/12/94
Matthews Asian Growth & Income Fund	12.14%	13.83%	18.66%	4.08%	10.86%	14.87%	11.53%
MSCI AC Asia ex Japan Index[3]	16.58%	12.38%	19.79%	-2.25%	13.14%	11.20%	4.21%[4]
Lipper Pacific ex Japan Funds Category Average[5]	19.49%	14.08%	21.60%	-1.89%	12.27%	11.34%	5.38%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	June	December	Total
2010	$0.19	N/A	N/A
2009	$0.22	$0.22	$0.44
2008	$0.25	$0.17	$0.42
2007	$0.22	$0.69	$0.91
1994–2006	$2.10	$2.47	$4.57

Note: This table does not include capital gains distributions.

30-DAY YIELD: 1.11%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 9/30/10, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.60%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

matthewsasia.com | 800.789.ASIA 5

Matthews Asian Growth and Income Fund  September 30, 2010

TOP TEN HOLDINGS6

	Country	% of Net Assets
Singapore Technologies Engineering, Ltd.	Singapore	3.2%
CLP Holdings, Ltd.	China/Hong Kong	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.6%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/2014	China/Hong Kong	2.5%
Trend Micro, Inc.	Japan	2.4%
Hisamitsu Pharmaceutical Co., Inc.	Japan	2.3%
Keppel Corp., Ltd.	Singapore	2.2%
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/2012	China/Hong Kong	2.2%
Hang Seng Bank, Ltd.	China/Hong Kong	2.1%
HSBC Holdings PLC	United Kingdom	2.1%
% OF ASSETS IN TOP TEN		24.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)7

China/Hong Kong	28.8
Singapore	15.0
Japan	10.7
South Korea	8.7
India	8.5
Taiwan	5.6
Malaysia	4.8
Thailand	4.6
Australia	3.1
Vietnam	2.3
United Kingdom	2.1
Indonesia	1.3
Philippines	1.2
Cash and Other Assets, Less Liabilities	3.3

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

SECTOR ALLOCATION (%)

Financials	26.2
Industrials	15.5
Telecommunication Services	14.3
Information Technology	12.1
Consumer Discretionary	8.3
Consumer Staples	5.9
Utilities	5.8
Health Care	4.1
Energy	3.2
Non Classified	0.8
Materials	0.5
Cash and Other Assets, Less Liabilities	3.3

BREAKDOWN BY SECURITY TYPE (%)8,9

Common Equities	68.4
Convertible Bonds	22.6
Preferred Equities	2.7
Corporate Bonds	1.7
Government Bonds	0.8
Warrants/Rights	0.5
Cash and Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	56.0
Mid Cap ($1B–$5B)	32.3
Small Cap (Under $1B)	8.7
Non Classified	0.8
Cash and Other Assets, Less Liabilities	3.3

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

6 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 68.4%

	Shares	Value
CHINA/HONG KONG: 19.8%
CLP Holdings, Ltd.	12,380,200	$98,699,468
Hang Seng Bank, Ltd.	5,097,500	74,859,881
China Pacific Insurance Group Co., Ltd. H Shares	19,414,400	72,715,365
Hang Lung Properties, Ltd.	14,325,920	69,765,075
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	22,428,000	63,525,273
China Mobile, Ltd. ADR	1,061,600	54,279,608
Television Broadcasts, Ltd.	9,447,000	53,838,506
China Communications Services Corp., Ltd. H Shares	83,124,000	49,206,192
Vitasoy International Holdings, Ltd.†	51,771,000	40,761,573
VTech Holdings, Ltd.	3,336,000	34,033,922
Inspur International, Ltd.†	297,420,000	24,842,123
Cafe' de Coral Holdings, Ltd.	7,577,100	21,511,162
I-CABLE Communications, Ltd.[b]†	128,079,000	17,153,740
SinoCom Software Group, Ltd.†	76,778,000	9,748,827
Other Investments		16,432,181
Total China/Hong Kong		701,372,896
SINGAPORE: 11.3%
Singapore Technologies Engineering, Ltd.	44,541,125	113,713,143
Keppel Corp., Ltd.	11,664,000	79,627,177
Ascendas REIT	36,570,000	60,983,749
Hong Leong Finance, Ltd.	14,599,000	34,068,999
Fraser and Neave, Ltd.	6,494,100	32,080,716
Singapore Post, Ltd.	33,628,000	31,232,437
Cerebos Pacific, Ltd.	7,740,000	26,260,924
ARA Asset Management, Ltd.[c]	24,229,000	22,473,259
Total Singapore		400,440,404
JAPAN: 10.7%
Trend Micro, Inc.	2,832,700	84,839,590
Hisamitsu Pharmaceutical Co., Inc.	2,035,000	82,951,941
Japan Real Estate Investment Corp., REIT	6,209	56,470,388
Hamamatsu Photonics, K.K.	1,598,300	52,167,765
Rohm Co., Ltd.	684,600	42,397,981
Nintendo Co., Ltd.	149,200	37,421,287
Nippon Building Fund, Inc., REIT	2,663	23,338,819
Total Japan		379,587,771
TAIWAN: 5.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	26,445,187	52,335,045
Cathay Financial Holding Co., Ltd.	31,056,902	47,432,223
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,980,624	40,363,527
Chunghwa Telecom Co., Ltd. ADR	1,596,907	35,802,655
CyberLink Corp.†	5,990,122	24,916,140
Total Taiwan		200,849,590

	Shares	Value
SOUTH KOREA: 5.5%
S1 Corp.	973,615	$53,412,112
KT Corp. ADR	1,812,400	37,081,704
GS Home Shopping, Inc.†	432,419	36,181,123
SK Telecom Co., Ltd. ADR	1,736,333	30,333,738
SK Telecom Co., Ltd.	196,401	29,513,038
Daehan City Gas Co., Ltd.	346,870	8,943,633
Total South Korea		195,465,348
THAILAND: 4.6%
BEC World Public Co., Ltd.	41,573,400	52,975,808
Land & Houses Public Co., Ltd. NVDR	147,945,900	36,104,162
Glow Energy Public Co., Ltd.	19,051,600	26,878,277
Home Product Center Public Co., Ltd.	34,477,000	12,521,925
Thai Reinsurance Public Co., Ltd. NVDR	35,019,035	7,053,150
Thai Reinsurance Public Co., Ltd.	7,920,165	1,595,193
Other Investments		26,585,984
Total Thailand		163,714,499
AUSTRALIA: 3.1%
Telstra Corp., Ltd.	22,022,082	55,858,252
AXA Asia Pacific Holdings, Ltd.	10,642,742	52,869,878
Total Australia		108,728,130
UNITED KINGDOM: 2.1%
HSBC Holdings PLC ADR	1,456,933	73,706,240
Total United Kingdom		73,706,240
VIETNAM: 1.4%
Vietnam Dairy Products JSC	2,754,650	12,270,113
Other Investments		38,156,407
Total Vietnam		50,426,520
INDONESIA: 1.3%
PT Telekomunikasi Indonesia ADR	1,141,400	47,128,406
Total Indonesia		47,128,406
INDIA: 1.2%
Oriental Bank of Commerce	4,289,484	44,025,468
Total India		44,025,468
PHILIPPINES: 1.2%
Globe Telecom, Inc.	2,081,420	42,137,078
Total Philippines		42,137,078
MALAYSIA: 0.6%
YTL Power International BHD	27,567,418	20,453,202
Total Malaysia		20,453,202
TOTAL COMMON EQUITIES		2,428,035,552
(Cost $2,003,371,913)

matthewsasia.com | 800.789.ASIA 7

Matthews Asian Growth and Income Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 2.7%

	Shares	Value
SOUTH KOREA: 2.7%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	492,311	$37,963,143
Hyundai Motor Co., Ltd., Pfd.	566,280	26,303,742
LG Household & Health Care, Ltd., Pfd.	210,290	18,393,866
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	14,770,117
Total South Korea		97,430,868
TOTAL PREFERRED EQUITIES		97,430,868
(Cost $48,458,888)

WARRANTS: 0.4%

INDIA: 0.4%
Housing Development Finance Corp., expires 08/23/12	3,892,400	14,691,244
Total India		14,691,244
TOTAL WARRANTS		14,691,244
(Cost $6,862,505)

RIGHTS 0.1%

VIETNAM: 0.1%
Other Investments	1,800,713
Total Vietnam	1,800,713
TOTAL RIGHTS	1,800,713
(Cost $0)

INTERNATIONAL BONDS: 25.1%

	Face Amount
CHINA/ HONG KONG: 9.0%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	609,110,000	87,140,762
Hongkong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12		48,300,000	78,258,075
China High Speed Transmission Equipment Group Co., Ltd., Cnv. 0.000%, 05/14/11	CNY	247,700,000	42,108,852
Yue Yuen Industrial Holdings, Ltd., Cnv. 0.000%, 11/17/11	HKD	246,300,000	38,004,390
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	184,640,000	32,661,851
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		12,280,000	12,203,250
PB Issuer, Ltd., Cnv. 3.300%, 02/01/13		11,880,000	11,939,400
Other Investments			17,788,289
Total China/Hong Kong			320,104,869

	Face Amount		Value
INDIA: 6.9%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		$45,900,000	$51,350,625
Reliance Communication, Ltd., Cnv. 0.000%, 05/10/11		35,915,000	43,816,300
Housing Development Finance Corp. 0.000%, 08/24/12	INR	1,800,000,000	43,333,793
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		27,000,000	33,993,000
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13		28,400,000	31,843,500
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11		20,114,000	27,355,040
Other Investments			15,238,903
Total India			246,931,161
MALAYSIA: 4.2%
Rafflesia Capital, Ltd., Cnv. 1.250%[d], 10/04/11		48,100,000	65,476,125
Cherating Capital, Ltd., Cnv. 2.000%[d], 07/05/12		50,000,000	59,750,000
Paka Capital, Ltd., Cnv. 0.000%, 03/12/13		22,300,000	22,991,300
Total Malaysia			148,217,425
SINGAPORE: 3.7%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	SGD	62,500,000	48,777,184
Wilmar International, Ltd., Cnv. 0.000%, 12/18/12		36,100,000	46,632,175
Olam International, Ltd., Cnv. 6.000%, 10/15/16		25,300,000	34,515,525
Total Singapore			129,924,884
VIETNAM: 0.8%
Socialist Republic of Vietnam 6.875%, 01/15/16		25,811,000	28,617,946
Total Vietnam			28,617,946

8 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

INTERNATIONAL BONDS (continued)

	Face Amount	Value
SOUTH KOREA: 0.5%
POSCO 8.750%, 03/26/14	$14,500,000	$17,363,025
Total South Korea		17,363,025
TOTAL INTERNATIONAL BONDS		891,159,310
(Cost $804,810,648)
TOTAL INVESTMENTS: 96.7%		3,433,117,687
(Cost $2,863,503,954e)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.3%		116,443,985
NET ASSETS: 100.0%		$3,549,561,672

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

d  Variable rate security. The rate represents the rate in effect at September 30, 2010.

e  Cost for federal income tax purposes is $2,868,008,751 and net unrealized appreciation consists of:

Gross unrealized appreciation	$616,071,153
Gross unrealized depreciation	(50,962,217)
Net unrealized appreciation	$565,108,936

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

CNY  Chinese Renminbi (Yuan)

Cnv.  Convertible

HKD  Hong Kong Dollar

INR  Indian Rupee

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 9

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MAPIX
Inception Date	10/31/06
Assets	$1.5 billion
NAV	$13.90
Total # of Positions	72

Ratios

Portfolio Turnover	32.41%[1]
Gross Expense Ratio	1.27%
After Fee Waiver, Reimbursement and Recoupment	1.30%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in the Asia region.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive Matthews Asia Dividend Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews Asia Dividend Fund gained 12.02%, while its benchmark, the MSCI All Country Asia Pacific Index, appreciated 13.13%. Year to date, the Fund has gained 17.41%, compared to 7.27% for the benchmark. In September, the Fund distributed 11.12 cents per share, bringing its total year-to-date income distribution to 24.48 cents per share.

During the quarter, investors increasingly became convinced that the Asia ex-Japan region was one of the few places globally which offers hope for economic growth. Asia is generally unburdened by the deleveraging process taking place in developed nations. As a result, monetary and fiscal stimulus has been effective in reviving the region's economies, unlike the experience of the U.S. The asymmetry in economic growth between the West and Asia, combined with Asia's monetary policies that remain closely linked to that of the U.S., have led Asian central banks to hesitate in raising interest rates. This decision has come even as growth strengthened and inflation within certain segments of the economies picked up, which may, in part, explain the appreciation seen in equities and other asset prices.

Investors in the region should look beyond the short-term appreciation in share prices when allocating to Asia. The appreciation during September seemed to be driven in large part by a top-down allocation rather than selective, bottom-up stock picking. Valuations on the whole are not overly expensive compared to historical averages. However, equities of companies within certain sectors, such as domestically oriented consumer staples, have experienced healthy appreciation and currently trade at a premium to the overall market. Many of these companies do indeed have solid growth prospects. But the price paid to own these businesses will be an essential determinant of long-term returns.

The Fund's telecommunications holdings all posted positive returns during the quarter, making the sector the main contributor to performance, closely followed by holdings in the financials sector. The telecommunications sector—the highest-yielding within Asia Pacific—continues to be one of the main allocations in the Fund. Telecommunications firms continue to offer stable cash-generative businesses with undemanding valuations, especially relative to other domestically oriented consumer businesses that have experienced strong appreciation over the past year.

With valuations expanding in the region as shares appreciated over the quarter, the Fund initiated positions in companies that still offer attractive yields given the longer-term prospects for dividend growth. One such addition was Australia's QBE Insurance Group. This firm offers insurance and reinsurance with operations in 48 countries, and generates healthy earnings from its core insurance underwriting business. The company experienced rapid growth during the past decade largely fueled by acquisitions. However, it currently faces headwinds from a low interest rate environment, which reduces the income generated from the money received from policyholders. Primarily due to these headwinds and the consensus view that interest rates will stay low for an extended period, the company is trading at low valuations compared to its history. While interest rates may indeed remain low for the foreseeable future as central banks in developed economies continue down the path of quantitative easing, we are happy to receive a healthy dividend yield from a company poised to benefit once interest rates normalize.

We will continue to seek out and invest in companies that offer absolute value in terms of attractive current dividend yields relative to dividend growth. In an effort to do so, the Fund may increasingly take contrarian positions, especially if investments into the region become indiscriminate. Should momentum buying increasingly dictate share prices, the result may be short-term relative underperformance compared to the index. We remain comfortable with this risk given our focus on generating long-term total return for our shareholders.

10 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Inception 10/31/06
Matthews Asia Dividend Fund	12.02%	17.41%	26.25%	9.10%	13.36%
MSCI AC Asia Pacific Index[3]	13.13%	7.27%	9.75%	-5.78%	1.35%
Lipper Pacific Region Funds Category Average[4]	15.12%	7.20%	11.60%	-7.04%	1.22%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	Q1	Q2	Q3	Q4	Total
2010	$0.05	$0.08	$0.11	N/A	N/A
2009	$0.10	$0.14	$0.13	$0.18	$0.55
2008	$0.06	$0.08	$0.11	$0.06	$0.31
2007	—	$0.10	—	$0.17	$0.27
2006 (Fund inception: 10/31/06)	—	—	—	$0.02	$0.02

Note: This table does not include capital gains distributions. In March 2008, the Fund began to distribute investment income dividends on a quarterly rather than semi-annual basis. For additional details regarding Fund distributions, visit matthewsasia.com.

30-DAY YIELD: 2.40%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 9/30/10, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.82%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

matthewsasia.com | 800.789.ASIA 11

Matthews Asia Dividend Fund  September 30, 2010

TOP TEN HOLDINGS5

	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.4%
China Mobile, Ltd.	China/Hong Kong	3.3%
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	3.1%
HSBC Holdings PLC	United Kingdom	3.0%
Metcash, Ltd	Australia	2.8%
ITOCHU Corp.	Japan	2.8%
SK Telecom Co., Ltd.	South Korea	2.8%
PT Perusahaan Gas Negara	Indonesia	2.7%
KT&G Corp.	South Korea	2.6%
QBE Insurance Group, Ltd.	Australia	2.6%
% OF ASSETS IN TOP TEN		29.1%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)6

China/Hong Kong	25.2
Japan	22.4
South Korea	10.1
Taiwan	9.2
Australia	7.4
Thailand	5.8
Indonesia	5.7
Singapore	3.8
United Kingdom	3.0
Philippines	1.9
Malaysia	0.8
Cash and Other Assets, Less Liabilities	4.7

6  The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

SECTOR ALLOCATION (%)

Financials	17.4
Consumer Staples	15.9
Consumer Discretionary	15.2
Telecommunication Services	14.5
Information Technology	10.6
Utilities	7.1
Industrials	6.6
Health Care	5.3
Energy	1.4
Materials	1.3
Cash and Other Assets, Less Liabilities	4.7

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	47.4
Mid Cap ($1B-$5B)	30.9
Small Cap (Under $1B)	17.0
Cash and Other Assets, Less Liabilities	4.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

12 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.0%

	Shares	Value
CHINA/HONG KONG: 25.2%
China Mobile, Ltd. ADR	938,300	$47,975,279
Cheung Kong Infrastructure Holdings, Ltd.	11,318,000	44,903,582
Esprit Holdings, Ltd.	5,920,000	32,064,232
Television Broadcasts, Ltd.	5,239,000	29,857,091
China Communications Services Corp., Ltd. H Shares	46,740,000	27,668,271
The Link REIT	8,530,000	25,309,876
Shenzhou International Group Holdings, Ltd.	18,012,000	21,975,979
China Fishery Group, Ltd.	14,440,000	21,733,194
Kingboard Laminates Holdings, Ltd.	20,230,500	20,490,685
Cafe' de Coral Holdings, Ltd.	6,722,000	19,083,559
Jiangsu Expressway Co., Ltd. H Shares	18,174,000	19,068,872
Yip's Chemical Holdings, Ltd.	14,912,000	18,326,731
Sichuan Expressway Co., Ltd. H Shares	23,912,000	16,033,363
Minth Group, Ltd.	4,933,000	9,812,266
CLP Holdings, Ltd.	929,500	7,410,313
VTech Holdings, Ltd.	557,000	5,682,522
Total China/Hong Kong		367,395,815
JAPAN: 22.1%
ITOCHU Corp.	4,473,100	40,941,830
Hisamitsu Pharmaceutical Co., Inc.	748,200	30,498,596
Monex Group, Inc.	87,059	29,323,846
ORIX Corp.	368,000	28,165,966
Pigeon Corp.	825,900	26,257,949
Hamamatsu Photonics, K.K.	687,700	22,446,206
Point, Inc.	491,790	22,320,856
Lawson, Inc.	487,100	22,287,600
Shinko Plantech Co., Ltd.†	2,325,600	21,147,456
Nintendo Co., Ltd.	60,400	15,149,100
Hokuto Corp.	652,500	14,607,284
EPS Co., Ltd.	5,610	14,364,561
United Urban Investment Corp., REIT	1,850	12,704,040
Fanuc, Ltd.	61,100	7,798,830
Ship Healthcare Holdings, Inc.	865,300	7,541,215
Shiseido Co., Ltd.	312,000	7,009,111
Total Japan		322,564,446
SOUTH KOREA: 10.1%
KT&G Corp.	633,000	37,709,945
Grand Korea Leisure Co., Ltd.	1,776,140	34,815,196
SK Telecom Co., Ltd. ADR	1,513,250	26,436,478
MegaStudy Co., Ltd.	110,847	16,422,936
SK Telecom Co., Ltd.	93,264	14,014,715
S1 Corp.	233,880	12,830,559
Cheil Worldwide, Inc.	441,450	5,255,747
Total South Korea		147,485,576

	Shares	Value
TAIWAN: 9.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,805,040	$38,583,106
Chunghwa Telecom Co., Ltd. ADR	1,310,670	29,385,221
CyberLink Corp.	4,313,509	17,942,204
HTC Corp.	764,400	17,362,204
St. Shine Optical Co., Ltd.	1,611,000	16,725,426
Taiwan Semiconductor Manufacturing Co., Ltd.	5,346,469	10,580,666
Chunghwa Telecom Co., Ltd.	1,403,705	3,151,734
Total Taiwan		133,730,561
AUSTRALIA: 7.4%
Metcash, Ltd	9,719,925	41,097,063
QBE Insurance Group, Ltd.	2,240,000	37,409,245
Coca-Cola Amatil, Ltd.	1,909,730	22,147,693
Billabong International, Ltd.	1,032,413	7,975,201
Total Australia		108,629,202
THAILAND: 5.8%
Thai Beverage Public Co., Ltd.	136,295,000	28,500,589
LPN Development Public Co., Ltd.	33,126,300	11,494,081
Glow Energy Public Co., Ltd.	7,783,800	10,981,499
Major Cineplex Group Public Co., Ltd.	22,100,900	10,573,006
Siam Makro Public Co., Ltd.	2,130,000	10,527,183
Land & Houses Public Co., Ltd. NVDR	38,358,200	9,360,791
Land & Houses Public Co., Ltd.	10,267,400	2,569,139
Total Thailand		84,006,288
INDONESIA: 5.7%
PT Perusahaan Gas Negara	92,085,000	39,679,580
PT Telekomunikasi Indonesia ADR	567,634	23,437,608
PT Telekomunikasi Indonesia	11,036,500	11,384,081
PT Ramayana Lestari Sentosa	89,013,000	8,685,287
Total Indonesia		83,186,556
SINGAPORE: 3.8%
CapitaRetail China Trust, REIT	23,332,000	22,173,721
ARA Asset Management, Ltd.[b]	23,096,000	21,422,361
Venture Corp., Ltd.	767,000	5,725,682
Parkway Life REIT	4,695,868	5,713,030
Other Investments		700,247
Total Singapore		55,735,041
UNITED KINGDOM: 3.0%
HSBC Holdings PLC ADR	827,791	41,877,947
HSBC Holdings PLC	256,133	2,596,930
Total United Kingdom		44,474,877
PHILIPPINES: 1.9%
Globe Telecom, Inc.	1,389,070	28,120,875
Total Philippines		28,120,875

matthewsasia.com | 800.789.ASIA 13

Matthews Asia Dividend Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 0.8%
Top Glove Corp. BHD	4,891,400	$8,130,106
Media Prima BHD	4,931,200	3,462,937
Total Malaysia		11,593,043
TOTAL COMMON EQUITIES		1,386,922,280
(Cost $1,242,620,468)

INTERNATIONAL BONDS: 0.3%

	Face Amount
JAPAN: 0.3%
ORIX Corp., Cnv. 1.000%, 03/31/14	JPY	310,000,000	4,103,378
Total Japan			4,103,378
TOTAL INTERNATIONAL BONDS			4,103,378
(Cost $3,376,182)
TOTAL INVESTMENTS: 95.3%			1,391,025,658
(Cost $1,245,996,650c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.7%			68,279,334
NET ASSETS: 100.0%			$1,459,304,992

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

c  Cost for federal income tax purposes is $1,247,203,738 and net unrealized appreciation consists of:

Gross unrealized appreciation	$168,377,387
Gross unrealized depreciation	(24,555,467)
Net unrealized appreciation	$143,821,920

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

JPY  Japanese Yen

NVDR  Non-voting Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

14 MATTHEWS ASIA FUNDS

ASIA GROWTH AND
INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Richard H. Gao

Co-Manager

FUND FACTS

Ticker	MCDFX
Inception Date	11/30/09
Assets	$36.4 million
NAV	$11.68
Total # of Positions	41

Ratios

Portfolio Turnover	0.00%[1]
Gross Expense Ratio	10.10%
After Fee Waiver, Reimbursement and Recoupment	1.50%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least November 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews China Dividend Fund gained 14.29%, outperforming its benchmark, the MSCI China Index, which appreciated 10.73%. Year to date, the Fund has gained 16.07%, compared to 4.11% for the benchmark.

Worries over the potential for further tightening measures by China's central government as well as a more heavy-handed crackdown on property price appreciation—which had left the MSCI China Index in negative territory for most of the year—were swept aside in September. The change in sentiment seemed largely driven by evidence of a concerted effort to further extend loose monetary policies in developed economies while the central government policies were perceived by investors to be half-hearted both in terms of measures to dramatically slow down the property market or dampen the rebound in economic growth.

The Fund enjoyed positive contribution to performance from all sectors, with companies within the financials and consumer discretionaries leading the way. Television Broadcasts (TVB), Hong Kong's dominant free-to-air television broadcaster and content creator, was the main contributor among consumer discretionary holdings. TVB has 85% market share within Hong Kong and owns a deep library of Cantonese-language movies and television content. While its channel is popular in southern China, the company has not yet been able to fully capitalize on its Chinese viewership throughout the mainland. We have held a position in the company since the Fund's inception under the premise that TVB remains unique and attractive in its current form, but also offers further growth potential if it can monetize its mainland viewership. Besides being a well-positioned media asset, the company has also been an acquisition target. In late September, shares jumped after the markets learned that the company founder and main shareholder, 103-year-old Sir Run Run Shaw, was potentially selling his stake in the company.

The Fund's main contributor to performance came from its exposure to the financials sector, mainly via real estate-related companies and less so through banks. Besides a small allocation to a mainland insurance company, the Fund's financial holdings mainly reside in Hong Kong, Singapore and the United Kingdom. These companies all have significant operations in mainland China, and we believe the level of disclosure and visibility afforded by these companies in terms of dividend payments remain higher than those of their mainland peers.

We continue to invest in companies that we believe will benefit from the rising income levels and long-term household wealth creation in China. Share prices for many consumer-related companies have experienced significant appreciation over the past year, compressing dividend yields. In this environment, the Fund remained flexible in its method of achieving exposure to rising Chinese consumption. One example of this was the Fund's addition of Sichuan Expressway, an owner of several well-positioned expressways in Sichuan province. The investment in this company yields exposure not only to the increase in car ownership, but also to an inland province with economic growth rates in excess of the national average. As such, it supplements the current holding in Jiangsu Expressway, which owns assets in the more economically developed coastal region of China.

The China Dividend Fund will continue to invest in companies that we believe offer both attractive current yields and dividend growth. While some segments of the Chinese equity market have experienced appreciation, and therefore lower dividend yields, we continue to broaden the portfolio with additional holdings that, in our view, give shareholders long-term access to China's growing economy and rising middle class consumption.

matthewsasia.com | 800.789.ASIA 15

PERFORMANCE AS OF SEPTEMBER 30, 2010

		Actual Returns, Not Annualized
	3 Month	YTD	Inception 11/30/09
Matthews China Dividend Fund	14.29%	16.07%	18.16%
MSCI China Index[3]	10.73%	4.11%	4.59%
Lipper China Funds Category Average[4]	18.59%	8.16%	10.37%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	4.9%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	4.7%
HSBC Holdings PLC	Financials	4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	4.1%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	3.8%
CapitaRetail China Trust, REIT	Financials	3.5%
Guangdong Investment, Ltd.	Utilities	3.4%
Hang Seng Bank, Ltd.	Financials	3.4%
Television Broadcasts, Ltd.	Consumer Discretionary	3.3%
China Communications Services Corp., Ltd.	Telecommunication Services	3.2%
% OF ASSETS IN TOP TEN		38.4%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	19.0
Information Technology	14.1
Consumer Discretionary	13.7
Telecommunication Services	11.9
Utilities	11.3
Industrials	8.0
Consumer Staples	6.0
Energy	5.0
Health Care	4.6
Materials	3.0
Cash and Other Assets, Less Liabilities	3.4

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	47.3
Mid Cap ($1B-$5B)	30.9
Small Cap (Under $1B)	18.3
Cash and Other Assets, Less Liabilities	3.4

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

16 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.6%

	Shares	Value
FINANCIALS: 19.0%
Commercial Banks: 7.4%
HSBC Holdings PLC ADR	29,300	$1,482,287
Hang Seng Bank, Ltd.	83,600	1,227,717
		2,710,004
Real Estate Investment Trusts: 6.6%
CapitaRetail China Trust, REIT	1,334,000	1,267,776
The Link REIT	382,500	1,134,939
		2,402,715
Real Estate Management & Development: 2.8%
Swire Pacific, Ltd. A Shares	43,000	591,177
Hang Lung Properties, Ltd.	86,000	418,807
		1,009,984
Capital Markets: 2.0%
Yuanta Financial Holding Co., Ltd.	1,188,000	721,635
Insurance: 0.2%
China Pacific Insurance Group Co., Ltd. H Shares	21,200	79,403
Total Financials		6,923,741
INFORMATION TECHNOLOGY: 14.1%
Software: 4.1%
CyberLink Corp.	218,608	909,310
Kingsoft Corp., Ltd.	1,117,000	592,243
		1,501,553
Semiconductors & Semiconductor Equipment: 4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	578,000	1,143,862
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	32,800	332,592
		1,476,454
Electronic Equipment, Instruments & Components: 4.0%
Kingboard Laminates Holdings, Ltd.	884,500	895,876
Digital China Holdings, Ltd.	314,000	545,428
		1,441,304
IT Services: 2.0%
SinoCom Software Group, Ltd.	5,694,000	722,991
Total Information Technology		5,142,302
CONSUMER DISCRETIONARY: 13.7%
Textiles, Apparel & Luxury Goods: 5.2%
Shenzhou International Group Holdings, Ltd.	888,000	1,083,426
Ports Design, Ltd.	298,500	822,371
		1,905,797
Media: 3.3%
Television Broadcasts, Ltd.	213,000	1,213,888
Hotels, Restaurants & Leisure: 3.0%
Cafe' de Coral Holdings, Ltd.	378,000	1,073,131

	Shares	Value
Auto Components: 2.1%
Xinyi Glass Holdings Co., Ltd.	1,212,000	$747,486
Multiline Retail: 0.1%
PCD Stores, Ltd.[b]	162,100	50,992
Total Consumer Discretionary		4,991,294
TELECOMMUNICATION SERVICES: 11.9%
Diversified Telecommunication Services: 7.0%
Chunghwa Telecom Co., Ltd. ADR	62,109	1,392,484
China Communications Services Corp., Ltd. H Shares	1,958,000	1,159,060
		2,551,544
Wireless Telecommunication Services: 4.9%
China Mobile, Ltd. ADR	34,930	1,785,971
Total Telecommunication Services		4,337,515
UTILITIES: 11.3%
Electric Utilities: 6.5%
Cheung Kong Infrastructure Holdings, Ltd.	430,000	1,706,003
CLP Holdings, Ltd.	81,500	649,748
		2,355,751
Water Utilities: 3.4%
Guangdong Investment, Ltd.	2,396,000	1,251,652
Gas Utilities: 1.4%
Hong Kong & China Gas Co., Ltd.	207,200	523,253
Total Utilities		4,130,656
INDUSTRIALS: 8.0%
Transportation Infrastructure: 6.7%
Jiangsu Expressway Co., Ltd. H Shares	1,016,000	1,066,027
China Merchants Holdings International Co., Ltd.	206,000	744,864
Sichuan Expressway Co., Ltd. H Shares	956,000	641,013
		2,451,904
Electrical Equipment: 1.3%
Hangzhou Steam Turbine Co., Ltd. B Shares	223,140	459,922
Total Industrials		2,911,826
CONSUMER STAPLES: 6.0%
Food Products: 5.2%
China Fishery Group, Ltd.	748,000	1,125,791
Vitasoy International Holdings, Ltd.	982,000	773,172
		1,898,963
Beverages: 0.8%
Yantai Changyu Pioneer Wine Co., B Shares	23,527	299,458
Total Consumer Staples		2,198,421

matthewsasia.com | 800.789.ASIA 17

Matthews China Dividend Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
ENERGY: 5.0%
Oil, Gas & Consumable Fuels: 5.0%
CNOOC, Ltd. ADR	4,550	$884,065
China Petroleum & Chemical Corp. ADR	5,440	480,243
China Shenhua Energy Co., Ltd. H Shares	108,000	444,765
Total Energy		1,809,073
HEALTH CARE: 4.6%
Health Care Equipment & Supplies: 2.4%
St. Shine Optical Co., Ltd.	84,000	872,089
Pharmaceuticals: 2.2%
The United Laboratories International Holdings, Ltd.	406,000	787,114
Total Health Care		1,659,203
MATERIALS: 3.0%
Chemicals: 3.0%
Yip's Chemical Holdings, Ltd.	880,000	1,081,513
Total Materials		1,081,513
TOTAL INVESTMENTS: 96.6%		35,185,544
(Cost $32,521,031c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.4%		1,247,222
NET ASSETS: 100.0%		$36,432,766

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $32,521,031 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,903,150
Gross unrealized depreciation	(238,637)
Net unrealized appreciation	$2,664,513

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

18 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

Ticker	MPACX
Inception Date	10/31/03
Assets	$291.2 million
NAV	$17.00
Total # of Positions	67

Ratios

Portfolio Turnover	58.10%[1]
Gross Expense Ratio	1.27%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Pacific Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews Asia Pacific Fund gained 16.52%, while its benchmark, the MSCI All Country Asia Pacific Index, returned 13.13%.

Fueled by global liquidity, Asian markets were very strong in the third quarter, especially in September. Indian and ASEAN markets led the way, but more advanced markets such as those of Hong Kong, Japan and Australia also rebounded after showing weak performance during the first half of the year. Thus far this year, smaller-capitalization companies have performed better, at the margin, across the region. In turn, this has contributed to Fund performance.

As the Fund continues to benefit primarily from stock selection, country allocation had little impact on overall Fund performance. The top contributors included Major Cineplex Group Public, a Thai media group that is a long-term holding and has been helped by strong consumption in Thailand. Two other strong contributors were HTC Corporation, a leading Taiwanese maker of Android-powered smartphones; and China's travel specialist Ctrip.com, which continues to be a major beneficiary of a rise in Chinese tourism.

The Fund's focus on domestic consumption continued to drive performance. In particular, our strong emphasis on health care companies benefited the Fund despite their typically defensive nature. Within this sector, the Fund emphasized medical device companies in Japan and China, which comprised nearly 10% of the portfolio during the quarter. One such company, China Kanghui Holdings, is a new addition to the Fund. Established in 1997, the company is the largest maker of orthopedic implant products in China, and is one of a growing number of medical device firms to recently list on the Hong Kong Stock Exchange. Its technology has been well-tested and China Kanghui serves as the original equipment manufacturer for leading global orthopedic device makers. Though China's current market size for orthopedic devices is still small at US$1 billion, the market has been growing much faster than GDP. What is attractive about this company is that the Chinese medical market tends to favor local companies over foreign multinationals mainly due to product specifications unique to the market, and government requirements for low pricing. We believe that China Kanghui is well-positioned to benefit from China's rapidly aging population, which is also gaining better health awareness along with rising income levels. The government's US$125 billion allocation to the aggressive health care reform plan it announced in 2009 is also a welcome tailwind for this industry.

We continue to see growth opportunities in the region, including in newly emerged economies such as Vietnam, which boasts a large and young population. We maintain our bottom-up approach to investing and evaluate stocks individually, emphasizing a hard look at sustainability of growth.

matthewsasia.com | 800.789.ASIA 19

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Month	YTD	1 Year	3 Year	5 Year	Inception 10/31/03
Matthews Asia Pacific Fund	16.52%	18.96%	25.94%	2.29%	8.62%	11.51%
MSCI AC Asia Pacific Index[3]	13.13%	7.27%	9.75%	-5.78%	4.67%	8.65%
Lipper Pacific Regions Fund Category Average[4]	15.12%	7.20%	11.60%	-7.04%	4.73%	8.59%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
Ctrip.com International, Ltd.	China/Hong Kong	3.0%
Major Cineplex Group Public Co., Ltd.	Thailand	2.8%
PT Astra International	Indonesia	2.6%
PT Bank Rakyat Indonesia	Indonesia	2.5%
Sysmex Corp.	Japan	2.4%
HDFC Bank, Ltd.	India	2.4%
Softbank Corp.	Japan	2.3%
Kingdee International Software Group Co., Ltd.	China/Hong Kong	2.2%
The Japan Steel Works, Ltd.	Japan	2.1%
CapitaCommerical Trust, REIT	Singapore	2.1%
% OF ASSETS IN TOP TEN		24.4%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

Japan	28.7
China/Hong Kong	27.4
India	7.1
Indonesia	6.3
South Korea	5.6
Taiwan	5.4
Australia	5.0
Singapore	4.4
Thailand	4.3
Malaysia	1.4
Vietnam	0.8
Cash and Other Assets, Less Liabilities	3.6

SECTOR ALLOCATION (%)

Financials	28.3
Consumer Discretionary	21.0
Industrials	12.9
Health Care	9.9
Information Technology	8.9
Consumer Staples	7.9
Telecommunication Services	4.5
Energy	1.8
Materials	1.2
Cash and Other Assets, Less Liabilities	3.6

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	54.6
Mid Cap ($1B-$5B)	25.0
Small Cap (Under $1B)	16.8
Cash and Other Assets, Less Liabilities	3.6

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

20 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.7%

	Shares	Value
JAPAN: 28.7%
Sysmex Corp.	102,100	$7,097,750
Softbank Corp.	204,100	6,678,252
The Japan Steel Works, Ltd.	661,000	6,227,890
Fanuc, Ltd.	48,000	6,126,740
Pigeon Corp.	179,300	5,700,509
Nidec Corp.	63,900	5,682,318
ORIX Corp.	70,680	5,409,702
Benesse Holdings, Inc.	100,900	4,869,849
Nintendo Co., Ltd.	19,100	4,790,527
Komatsu, Ltd.	188,900	4,394,567
Asahi Breweries, Ltd.	213,100	4,268,487
MID REIT, Inc.	1,832	4,095,321
FamilyMart Co., Ltd.	98,200	3,521,206
Keyence Corp.	14,930	3,255,741
Monex Group, Inc.	9,218	3,104,874
Mori Trust Sogo REIT, Inc.	364	3,073,583
Kenedix, Inc.[b]	11,164	1,976,469
GCA Savvian Group Corp.	1,785	1,706,427
Mitsubishi UFJ Financial Group, Inc. ADR	339,700	1,572,811
Total Japan		83,553,023
CHINA/HONG KONG: 27.4%
Ctrip.com International, Ltd. ADR[b]	182,400	8,709,600
Kingdee International Software Group Co., Ltd.	13,466,000	6,292,281
Tingyi (Cayman Islands) Holding Corp.	1,888,000	5,187,812
Hang Lung Group, Ltd.	782,000	5,099,049
China Vanke Co., Ltd. B Shares	3,789,587	4,795,935
Shangri-La Asia, Ltd.	2,096,000	4,765,815
China Life Insurance Co., Ltd. H Shares	1,160,000	4,594,004
China Mobile, Ltd.	375,000	3,836,222
Sany Heavy Equipment International Holdings Co., Ltd.	2,115,000	3,729,671
Hong Kong Exchanges and Clearing, Ltd.	189,000	3,715,698
China Kanghui Holdings, Inc. ADR[b]	260,700	3,694,119
Dairy Farm International Holdings, Ltd.	477,354	3,627,890
Ports Design, Ltd.	1,195,000	3,292,237
Dongfeng Motor Group Co., Ltd. H Shares	1,478,000	3,007,594
China Merchants Bank Co., Ltd. H Shares	1,160,950	2,977,906
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	1,008,000	2,855,068
Shenzhou International Group Holdings, Ltd.	2,339,000	2,853,754
Wynn Macau, Ltd.[b]	1,407,200	2,421,487
Baoye Group Co., Ltd. H Shares	3,554,000	2,253,113
Byd Co., Ltd. H Shares	265,500	2,121,500
Total China/Hong Kong		79,830,755
INDIA: 7.1%
HDFC Bank, Ltd.	126,958	7,014,656
Jain Irrigation Systems, Ltd.	213,106	5,640,486
Sun Pharmaceutical Industries, Ltd.	83,845	3,769,382
Unitech, Ltd.	1,831,738	3,593,580
Other Investments		660,097
Total India		20,678,201

	Shares	Value
INDONESIA: 6.3%
PT Astra International	1,212,500	$7,694,492
PT Bank Rakyat Indonesia	6,401,500	7,167,723
PT Telekomunikasi Indonesia	2,598,000	2,679,821
PT Indofood CBP Sukses Makmur[b,c]	1,102,500	666,441
Total Indonesia		18,208,477
TAIWAN: 5.4%
St. Shine Optical Co., Ltd.	533,000	5,533,614
HTC Corp.	224,400	5,096,911
Richtek Technology Corp.	360,517	2,672,849
Polaris Securities Co., Ltd.	4,888,000	2,422,129
Total Taiwan		15,725,503
AUSTRALIA: 5.0%
CSL Australia, Ltd.	184,497	5,902,120
Oil Search, Ltd.	899,999	5,359,430
BHP Billiton, Ltd.	89,007	3,392,716
Total Australia		14,654,266
SINGAPORE: 4.4%
CapitaCommerical Trust, REIT	5,456,000	6,132,841
Goodpack, Ltd.	2,301,000	3,344,394
Keppel Land, Ltd.	1,074,000	3,308,219
Total Singapore		12,785,454
THAILAND: 4.3%
Major Cineplex Group Public Co., Ltd.	17,056,000	8,159,541
Siam Commercial Bank Public Co., Ltd.	1,264,400	4,307,670
Total Thailand		12,467,211
SOUTH KOREA: 3.9%
Kiwoom Securities Co., Ltd.	89,246	3,935,692
LG Electronics, Inc.	43,025	3,624,250
NHN Corp.[b]	13,282	2,282,908
Other Investments		1,575,312
Total South Korea		11,418,162
MALAYSIA: 1.4%
Parkson Holdings BHD	2,107,264	3,971,145
Total Malaysia		3,971,145
VIETNAM: 0.8%
Saigon Securities, Inc.	1,718,300	2,316,242
Total Vietnam		2,316,242
TOTAL COMMON EQUITIES		275,608,439
(Cost $186,029,092)

matthewsasia.com | 800.789.ASIA 21

Matthews Asia Pacific Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 1.7%

	Shares	Value
SOUTH KOREA: 1.7%
Hyundai Motor Co., Ltd., Pfd.	107,430	$4,990,130
Total South Korea		4,990,130
TOTAL PREFERRED EQUITIES		4,990,130
(Cost $1,494,763)
TOTAL INVESTMENTS: 96.4%		280,598,569
(Cost $187,523,855d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.6%		10,559,681
NET ASSETS: 100.0%		$291,158,250

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $187,574,177 and net unrealized appreciation consists of:

Gross unrealized appreciation	$101,715,574
Gross unrealized depreciation	(8,691,182)
Net unrealized appreciation	$93,024,392

ADR  American Depositary Receipt

BHD  Berhad

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

22 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAPTX
Inception Date	9/12/94
Assets	$5.2 billion
NAV	$23.07
Total # of Positions	77

Ratios

Portfolio Turnover	13.22%[1]
Gross Expense Ratio	1.13%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews Pacific Tiger Fund gained 20.28%, while its benchmark, the MSCI All Country Asia ex Japan Index gained 16.58%. During the period, concerns over a "hard landing" for China seemed to fade, and the rest of the Asia ex-Japan region also seemed to hold up better than many Western nations. In addition, the widespread anticipation of possible quantitative easing by the U.S. Federal Reserve and other central banks prompted a surge in equity inflows, most notably to capital markets in India and Indonesia. As if on cue, the correlation across a wide variety of stocks in different countries and industries were bolstered during the quarter, particularly in September, in what seems an unsustainable development.

During the quarter, financials and consumer discretionary sector stocks were the strongest contributors to Fund performance, both on a relative and absolute basis. The portfolio's underweight in energy and materials was a source of relative underperformance, particularly toward the end of the quarter, and it remains to be seen whether this recent strength in commodities will persist over a multi-year period.

Looking at valuations across the region, it seems almost instructive to compare metrics across industries rather than countries. Commodity-related stocks score well as many are still trading at the lower end of historical ranges. But we do not consider it a sustainable strategy to take on price-to-earnings risk at the expense of business risk. Our investment approach emphasizes the sustainability of a business and the generation of cash flows, which steers us away from many segments of the commodities food chain.

Conversely, consumer and health care sector stocks across Asia ex-Japan are perhaps closer to the higher end of their relative historic ranges, reflecting growing investor interest in Asia's domestic demand. Those expectations have largely been exceeded with retail sales across the region recovering sharply, and the pace of growth is now at multi-year highs in many regional economies. Rising income levels, particularly in countries like China, means that certain business models, like those of convenience stores, are starting to hit an inflection point. We believe the portfolio is well-positioned to benefit from this trend. The near-term risk to consumer demand stems from the potential for a spike in inflation like the one that affected many parts of Asia in 2008, although that spike did not last long. A more persistent rise in inflation could crimp consumer spending, however, the current environment is not yet as severe as it was two years ago.

It is also worth highlighting that investment spending is equally important in countries like India and Indonesia. The pickup in foreign direct investment in these countries can be helpful in accelerating the build out of infrastructure even as institutional challenges are slow to be resolved. The ability of Asia's economies to digest the surge in flows, particularly through the equity markets, will no doubt be tested. Along with the response to inflationary pressures, the reaction of authorities to currency appreciation and any potential policy missteps present the biggest near-term risks. With valuations starting to inch above long-term averages, we are in the process of concentrating the portfolio in some of our highest conviction stocks.

matthewsasia.com | 800.789.ASIA 23

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Inception 9/12/94
Matthews Pacific Tiger Fund	20.28%	19.97%	29.08%	5.83%	15.28%	14.59%	9.93%
MSCI AC Asia ex Japan Index[3]	16.58%	12.38%	19.79%	-2.25%	13.14%	11.20%	4.21%[4]
Lipper Pacific ex Japan Fund Category Average[5]	19.49%	14.08%	21.60%	-1.89%	12.27%	11.34%	5.38%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Hang Lung Group, Ltd.	China/Hong Kong	2.5%
Hyundai Mobis	South Korea	2.4%
PT Bank Central Asia	Indonesia	2.3%
HDFC Bank, Ltd.	India	2.3%
Ping An Insurance Group Co. of China, Ltd.	China/Hong Kong	2.3%
China Mobile, Ltd.	China/Hong Kong	2.2%
Genting BHD	Malaysia	2.2%
Swire Pacific, Ltd.	China/Hong Kong	2.1%
Ctrip.com International, Ltd.	China/Hong Kong	2.0%
PT Telekomunikasi Indonesia	Indonesia	2.0%
% OF ASSETS IN TOP TEN		22.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	33.8
India	18.7
South Korea	15.5
Indonesia	7.6
Taiwan	7.3
Thailand	5.4
Malaysia	4.7
Philippines	1.9
Singapore	1.9
Vietnam	0.5
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)

Financials	34.2
Consumer Discretionary	16.7
Information Technology	14.4
Consumer Staples	11.8
Health Care	5.9
Telecommunication Services	5.1
Industrials	4.4
Utilities	3.5
Materials	1.3
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	66.6
Mid Cap ($1B-$5B)	29.2
Small Cap (Under $1B)	1.6
Cash and Other Assets, Less Liabilities	2.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

24 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.3%

	Shares	Value
CHINA/HONG KONG: 33.8%
Hang Lung Group, Ltd.	20,164,000	$131,479,834
Ping An Insurance Group Co. of China, Ltd. H Shares	11,773,500	119,531,362
China Mobile, Ltd. ADR	2,268,150	115,970,510
Swire Pacific, Ltd. A Shares	7,811,500	107,394,858
Ctrip.com International, Ltd. ADR[b]	2,197,950	104,952,113
Baidu, Inc. ADR[b]	926,000	95,026,120
Tingyi (Cayman Islands) Holding Corp.	30,096,000	82,697,246
Hengan International Group Co., Ltd.	7,996,000	79,654,193
China Resources Enterprise, Ltd.	17,502,000	79,084,119
Hong Kong Exchanges and Clearing, Ltd.	4,014,500	78,924,183
Lenovo Group, Ltd.	126,568,000	77,798,086
Dairy Farm International Holdings, Ltd.	9,888,246	75,150,670
Shangri-La Asia, Ltd.	31,576,000	71,796,458
Dongfeng Motor Group Co., Ltd. H Shares	33,440,000	68,047,328
China Vanke Co., Ltd. B Shares	48,875,258	61,854,375
China Resources Land, Ltd.	29,044,000	58,766,364
China Merchants Bank Co., Ltd. H Shares	22,182,350	56,899,054
Tencent Holdings, Ltd.	2,469,800	53,794,077
New Oriental Education & Technology Group, Inc. ADR[b]	539,400	52,634,652
Mindray Medical International, Ltd. ADR	1,739,297	51,431,012
NetEase.com, Inc. ADR[b]	1,032,350	40,715,884
Digital China Holdings, Ltd.	22,500,000	39,083,232
Sinopharm Group Co., Ltd. H Shares	9,256,800	38,109,093
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	11,949,117	19,962,365
Other Investments		4,450,651
Total China/Hong Kong		1,765,207,839
INDIA: 18.7%
HDFC Bank, Ltd.	1,997,184	110,347,984
Housing Development Finance Corp.	5,435,685	88,576,270
ITC, Ltd.	19,060,000	75,622,837
Sun Pharmaceutical Industries, Ltd.	1,665,363	74,868,967
Unitech, Ltd.	36,774,406	72,145,555
Titan Industries, Ltd.	989,621	72,138,561
Tata Power Co., Ltd.	2,235,014	67,405,331
Kotak Mahindra Bank, Ltd.	6,345,882	67,132,600
Infosys Technologies, Ltd.	948,401	64,232,463
Larsen & Toubro, Ltd.	1,219,599	55,665,090
Dabur India, Ltd.	20,061,776	48,230,380
Container Corp. of India, Ltd.	1,580,715	45,691,888
Bharti Airtel, Ltd.	5,563,480	45,270,729
Sun TV Network, Ltd.	3,602,590	41,568,618
Infosys Technologies, Ltd. ADR	219,611	14,782,016
HDFC Bank, Ltd. ADR	63,900	11,781,243
Other Investments		20,052,761
Total India		975,513,293

	Shares	Value
SOUTH KOREA: 15.5%
Hyundai Mobis	555,000	$125,095,967
LS Corp.	944,781	97,033,738
Dongbu Insurance Co., Ltd.	2,876,690	89,039,845
Samsung Electronics Co., Ltd.	118,904	80,974,735
Yuhan Corp.	456,321	74,297,628
POSCO	154,000	70,004,101
Cheil Worldwide, Inc.	5,741,350	68,354,475
Amorepacific Corp.	65,152	65,480,554
NHN Corp.[b]	359,802	61,842,716
MegaStudy Co., Ltd.†	395,738	58,631,987
Other Investments		19,211,752
Total South Korea		809,967,498
INDONESIA: 7.6%
PT Bank Central Asia	163,368,000	122,549,981
PT Astra International	14,665,230	93,065,148
PT Telekomunikasi Indonesia	85,460,500	88,151,975
PT Perusahaan Gas Negara	166,200,000	71,615,856
PT Telekomunikasi Indonesia ADR	375,700	15,512,653
Other Investments		6,265,454
Total Indonesia		397,161,067
TAIWAN: 7.3%
Yuanta Financial Holding Co., Ltd.	140,400,000	85,284,141
Synnex Technology International Corp.	34,222,354	79,414,028
President Chain Store Corp.	17,937,608	77,292,775
Hon Hai Precision Industry Co., Ltd.	19,157,031	71,846,399
Taiwan Semiconductor Manufacturing Co., Ltd.	34,923,513	69,113,659
Total Taiwan		382,951,002
THAILAND: 5.4%
Central Pattana Public Co., Ltd.	69,596,100	69,497,365
Land & Houses Public Co., Ltd.	254,719,500	63,736,652
Bank of Ayudhya Public Co., Ltd.	76,617,238	63,700,263
Bank of Ayudhya Public Co., Ltd. NVDR	67,551,362	56,162,812
Land & Houses Public Co., Ltd. NVDR	130,450,000	31,834,528
Total Thailand		284,931,620
MALAYSIA: 4.7%
Genting BHD	36,107,700	115,923,402
Public Bank BHD	22,286,386	90,707,591
Top Glove Corp. BHD	25,175,960	41,845,528
Total Malaysia		248,476,521
PHILIPPINES: 1.9%
SM Prime Holdings, Inc.	339,502,517	97,408,452
Total Philippines		97,408,452
SINGAPORE: 1.9%
Keppel Land, Ltd.	17,737,000	54,634,896
Hyflux, Ltd.	17,990,187	42,549,453
Total Singapore		97,184,349

matthewsasia.com | 800.789.ASIA 25

Matthews Pacific Tiger Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
VIETNAM: 0.5%
Vietnam Dairy Products JSC	6,332,900	$28,208,811
Total Vietnam		28,208,811
TOTAL INVESTMENTS: 97.3%		5,087,010,452
(Cost $3,413,591,024c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%		140,157,981
NET ASSETS: 100.0%		$5,227,168,433

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $3,414,161,245 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,698,670,173
Gross unrealized depreciation	(25,820,966)
Net unrealized appreciation	$1,672,849,207

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

26 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Ticker	MCHFX
Inception Date	2/19/98
Assets	$2.9 billion
NAV	$29.37
Total # of Positions	61

Ratios

Portfolio Turnover	5.28%[1]
Gross Expense Ratio	1.21%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews China Fund

Portfolio Manager Commentary

Chinese equities rallied strongly during the third quarter of 2010, following initial signs that China's economic slowdown is stabilizing and growth is regaining momentum. For the quarter ended September 30, 2010, the Matthews China Fund gained 18.19%, outperforming its benchmark, the MSCI China Index, which rose 10.73%.

China's manufacturing activity expanded in both August and September after months of decline, according to an official gauge known as the Purchasing Managers' Index (PMI). Probably the most important economic data released during the quarter, the PMI results triggered a strong rally in China's stock market. It indicated a stabilizing manufacturing sector and prompted expectations for a soft landing for China's economy.

During the third quarter, most companies reported earnings results for the first half of the year, and while they generally showed strong earnings compared to the same period last year, the rising cost of labor became a concern for many labor-intensive manufacturing firms. Exporters, especially original equipment manufacturers, are facing the dual pressures of rising labor costs as well as currency appreciation. So far this year, 28 provinces in China have increased their minimum wage by an average of 23%. Although these increases cut into margins for manufacturers, they also raise income levels for Chinese workers and, ultimately, should benefit the consumer sector. This seems to be indicated by retail sales figures—which have grown at accelerated rates of approximately 17% in recent months.

The Fund's overweight in the consumer discretionary and consumer staples sectors continued to help it outperform its benchmark. Travel and retail-related holdings were among the biggest contributors to the Fund during the period. Meanwhile, the financials sector, which includes banks and real estate companies, continued to come under pressure. Although China's major banks reported solid earnings results for the first half of the year, concerns remain over the possible deterioration of loan quality going forward, due to uncertainties regarding the size and transparency of the bank loans supported by local government financing vehicles.

The Fund remained underweight in both banks and real estate companies. While it seems increasingly likely that China will achieve an economic soft landing, we are cautious of the outlook for the property sector. Housing prices in coastal cities remain high despite earlier government measures to cool the market, including raising down payment levels for first-time home buyers and preventing homeowners with more than two homes from obtaining additional mortgages. The government may roll out additional measures to control the market, which could place mounting pressures on property-related companies and we will continue to monitor for these measures. Property-related activities account for a significant portion of China's economy and, thus, any major slowdown in this market would greatly impact the overall economy.

During the quarter, no new positions were added to the portfolio, though we have been adding to positions in the software, leisure and health care sectors. With rising income levels and purchasing power, service-oriented industries are areas in which we continue to find companies with growth opportunities.

matthewsasia.com | 800.789.ASIA 27

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Inception 2/19/98
Matthews China Fund	18.19%	15.18%	28.88%	1.22%	23.53%	18.98%	13.95%
MSCI China Index[3]	10.73%	4.11%	14.06%	-7.08%	20.33%	12.06%	4.23%[4]
Lipper China Funds Category Average[4]	18.59%	8.16%	18.31%	-5.79%	15.62%	11.55%	10.23%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	3.1%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	2.7%
Belle International Holdings, Ltd.	Consumer Discretionary	2.6%
Golden Eagle Retail Group, Ltd.	Consumer Discretionary	2.6%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	2.4%
BOC Hong Kong Holdings, Ltd.	Financials	2.4%
Air China, Ltd.	Industrials	2.4%
Ping An Insurance Group Co. of China, Ltd.	Financials	2.4%
Lianhua Supermarket Holdings Co., Ltd.	Consumer Staples	2.3%
Li & Fung, Ltd.	Consumer Discretionary	2.3%
% OF ASSETS IN TOP TEN		25.2%

CHINA EXPOSURE7

SAR (Hong Kong)	41.2%
H Share	30.3%
China-affiliated Corporations	17.8%
Overseas Listed	7.4%
B Share	1.5%
Cash and Other Assets, Less Liabilities	1.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as "Red Chips," are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

SECTOR ALLOCATION (%)

Consumer Discretionary	23.9
Financials	18.8
Consumer Staples	13.3
Information Technology	12.4
Industrials	11.6
Energy	6.2
Utilities	5.2
Telecommunication Services	4.4
Health Care	2.4
Cash and Other Assets, Less Liabilities	1.8

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	76.3
Mid Cap ($1B-$5B)	18.8
Small Cap (Under $1B)	3.1
Cash and Other Assets, Less Liabilities	1.8

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

28 MATTHEWS ASIA FUNDS

Matthews China Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 98.2%

	Shares	Value
CONSUMER DISCRETIONARY: 23.9%
Hotels, Restaurants & Leisure: 6.7%
Ctrip.com International, Ltd. ADR[b]	1,335,700	$63,779,675
Cafe' de Coral Holdings, Ltd.	17,914,100	50,857,599
Sands China, Ltd.[b]	24,220,800	43,458,527
Shangri-La Asia, Ltd.	15,453,600	35,137,882
		193,233,683
Multiline Retail: 4.2%
Golden Eagle Retail Group, Ltd.	26,496,000	74,950,372
Parkson Retail Group, Ltd.	26,044,500	45,278,995
		120,229,367
Textiles, Apparel & Luxury Goods: 3.2%
Ports Design, Ltd.	14,983,500	41,279,697
Li Ning Co., Ltd.	12,019,000	36,294,287
Glorious Sun Enterprises, Ltd.	33,994,000	13,423,390
		90,997,374
Automobiles: 2.7%
Dongfeng Motor Group Co., Ltd. H Shares	38,822,000	78,999,204
Specialty Retail: 2.6%
Belle International Holdings, Ltd.	37,766,000	75,695,070
Distributors: 2.3%
Li & Fung, Ltd.	11,809,200	66,153,224
Diversified Consumer Services: 1.6%
New Oriental Education & Technology Group, Inc. ADR[b]	477,800	46,623,724
Media: 0.6%
Television Broadcasts, Ltd.	3,270,000	18,635,748
Total Consumer Discretionary		690,567,394
FINANCIALS: 18.8%
Real Estate Management & Development: 6.5%
Hang Lung Group, Ltd.	9,166,000	59,767,118
Swire Pacific, Ltd. A Shares	3,930,000	54,030,825
China Vanke Co., Ltd. B Shares	34,264,750	43,363,959
China Resources Land, Ltd.	16,306,000	32,992,850
		190,154,752
Commercial Banks: 6.3%
BOC Hong Kong Holdings, Ltd.	21,662,000	68,593,665
China Merchants Bank Co., Ltd. H Shares	20,739,614	53,198,350
China Construction Bank Corp. H Shares	40,638,000	35,517,586
Bank of Communications Co., Ltd. H Shares	22,548,050	24,304,969
		181,614,570

	Shares	Value
Insurance: 4.1%
Ping An Insurance Group Co. of China, Ltd. H Shares	6,700,500	$68,027,340
China Life Insurance Co., Ltd. H Shares	10,768,000	42,645,029
China Life Insurance Co., Ltd. ADR	136,300	8,107,124
		118,779,493
Diversified Financial Services: 1.9%
Hong Kong Exchanges and Clearing, Ltd.	2,761,300	54,286,548
Total Financials		544,835,363
CONSUMER STAPLES: 13.3%
Food Products: 4.6%
Tingyi (Cayman Islands) Holding Corp.	25,185,000	$69,202,888
China Yurun Food Group, Ltd.	16,901,000	62,607,256
		131,810,144
Food & Staples Retailing: 4.5%
Lianhua Supermarket Holdings Co., Ltd. H Shares	16,796,000	67,902,982
China Resources Enterprise, Ltd.	13,782,000	62,275,016
		130,177,998
Household & Personal Products: 2.3%
Hengan International Group Co., Ltd.	6,610,500	65,852,182
Beverages: 1.9%
Tsingtao Brewery Co., Ltd. H Shares	9,707,000	55,936,126
Total Consumer Staples		383,776,450
INFORMATION TECHNOLOGY: 12.4%
Internet Software & Services: 4.3%
Tencent Holdings, Ltd.	2,334,900	50,855,854
Sina Corp.[b]	792,700	40,094,766
NetEase.com, Inc. ADR[b]	851,400	33,579,216
		124,529,836
Computers & Peripherals: 2.7%
Lenovo Group, Ltd.	79,624,000	48,942,819
TPV Technology, Ltd.	45,168,000	29,646,464
		78,589,283
Communications Equipment: 2.1%
ZTE Corp. H Shares	15,079,254	59,786,369
Software: 1.9%
Kingdee International Software Group Co., Ltd.†	120,330,000	56,226,803
Electronic Equipment, Instruments & Components: 1.4%
Digital China Holdings, Ltd.	22,749,000	39,515,753
Total Information Technology		358,648,044

matthewsasia.com | 800.789.ASIA 29

Matthews China Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
INDUSTRIALS: 11.6%
Machinery: 3.2%
CSR Corp., Ltd. H Shares	64,391,000	$60,986,087
China National Materials Co., Ltd. H Shares	37,943,000	31,483,562
		92,469,649
Transportation Infrastructure: 2.8%
China Merchants Holdings International Co., Ltd.	16,886,581	61,059,288
GZI Transport, Ltd.	36,765,000	19,706,772
		80,766,060
Airlines: 2.3%
Air China, Ltd. H Shares[b]	49,583,900	68,149,771
Electrical Equipment: 1.6%
China High Speed Transmission Equipment Group Co., Ltd.	21,263,000	46,069,843
Construction & Engineering: 1.0%
China Railway Construction Corp., Ltd. H Shares	20,975,500	28,200,287
Industrial Conglomerates: 0.7%
NWS Holdings, Ltd.	11,017,276	21,571,350
Total Industrials		337,226,960
ENERGY: 6.2%
Oil, Gas & Consumable Fuels: 4.9%
CNOOC, Ltd.	33,366,000	64,761,927
China Shenhua Energy Co., Ltd. H Shares	11,434,000	47,087,421
China Petroleum & Chemical Corp. (Sinopec) H Shares	32,904,000	29,030,655
		140,880,003
Energy Equipment & Services: 1.3%
China Oilfield Services, Ltd. H Shares	24,186,000	37,689,237
Total Energy		178,569,240
UTILITIES: 5.2%
Electric Utilities: 2.1%
Cheung Kong Infrastructure Holdings, Ltd.	15,431,500	61,223,682
Gas Utilities: 2.0%
Hong Kong & China Gas Co., Ltd.	23,045,653	58,198,382
Independent Power Producers & Energy Traders: 1.1%
China Longyuan Power Group Corp. H Shares[b]	19,836,000	19,637,255
Datang International Power Generation Co., Ltd. H Shares	30,990,000	12,909,624
		32,546,879
Total Utilities		151,968,943

	Shares	Value
TELECOMMUNICATION SERVICES: 4.4%
Wireless Telecommunication Services: 3.1%
China Mobile, Ltd.	6,223,583	$63,666,790
China Mobile, Ltd. ADR	489,600	25,033,248
		88,700,038
Diversified Telecommunication Services: 1.3%
China Communications Services Corp., Ltd. H Shares	63,578,000	37,635,716
Total Telecommunication Services		126,335,754
HEALTH CARE: 2.4%
Health Care Providers & Services: 1.4%
Sinopharm Group Co., Ltd. H Shares	9,778,000	40,254,808
Health Care Equipment & Supplies: 1.0%
Mindray Medical International, Ltd. ADR	973,268	28,779,535
Total Health Care		69,034,343
TOTAL INVESTMENTS: 98.2%		2,840,962,491
(Cost $1,938,058,437c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.8%		51,989,190
NET ASSETS: 100.0%		$2,892,951,681

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,941,189,605 and net unrealized appreciation consists of:

Gross unrealized appreciation	$934,482,077
Gross unrealized depreciation	(34,709,191)
Net unrealized appreciation	$899,772,886

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to schedules of investments.

30 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

Ticker	MINDX
Inception Date	10/31/05
Assets	$1.3 billion
NAV	$21.62
Total # of Positions	59

Ratios

Portfolio Turnover	18.09%[1]
Gross Expense Ratio	1.27%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews India Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews India Fund gained 19.12%, while its benchmark, the Bombay Stock Exchange 100 (BSE 100) Index, returned 16.75%. The vast majority of the gains occurred in September on the back of a surge of inflows from foreign institutional investors (FII). Year to date, FIIs invested close to US$20 billion into India—the highest pace of flows in any given year, with much of it occurring via index-related investment products. One of the outcomes has been a sharp increase in correlation across stocks in different industries (particularly in September) which is a contrast to the trend experienced during the year.

The portfolio held on to relative gains versus the benchmark that were established earlier in the quarter, led by stocks in the consumer discretionary and industrials sectors. Within industrials, we have searched for companies that benefit from infrastructure-related investments in the country. While infrastructure seems poised for a period of secular growth, finding stocks to deliver sustained returns for minority shareholders is, in our view, less than obvious. Selecting the right business model and management team is of paramount importance. Otherwise, there is a risk that minority shareholders may end up subsidizing the growth via frequent capital raisings. Furthermore, lack of transparency and unclear management objectives mean that stock selection will be critical in achieving long-term gains by investing in this sector. For instance, in 2007 there was a rush among Indian entrepreneurs to bid for power projects, some of which seemed quite reckless and economically unviable. Those plans unraveled during the turmoil in 2008 and 2009.

By contrast, one of the portfolio's recent additions, Tata Power, has refrained from speculative bids for greenfield (i.e., entirely new) power generation projects and has instead focused on completing its existing pipeline of projects. Because India's rupee has appreciated to near-term highs in the current environment, and valuations of underlying equities are closer to the top end of historical ranges, the Fund has invested in foreign currency convertible bonds (FCCB) issued by Tata Power instead of the direct equity. The portfolio has periodically carried a modest allocation to FCCBs, particularly when the combination of the yield-to-maturity and equity premium is attractively positioned. The risk-reward trade-off of convertibles in this climate looks appealing.

Recent macroeconomic data suggests there has been some moderation in economic activity following the recovery in late 2009, and that may help contain inflation, which has been running well above the Reserve Bank of India's comfort zone of 4% to 4.5%. India is a net importer of oil, and rising commodities prices pose a challenge in combating inflationary pressures. All this means that the progression in earnings growth is not likely to be as straightforward as it has been in the last 12 to 18 months. We approach the end of the year with some caution, mindful of valuations in certain segments of the market. At the same time, it is fair to say that the Indian economy seems to be entering a period of secular growth that we believe may even accelerate from current levels, and this should translate into attractive investing opportunities for the Fund.

matthewsasia.com | 800.789.ASIA 31

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Inception 10/31/05
Matthews India Fund	19.12%	32.72%	47.26%	6.52%	20.51%
Bombay Stock Exchange 100 Index[3]	16.75%	20.41%	28.90%	2.81%	22.62%
Lipper Emerging Markets Funds Category Average[4]	18.66%	11.61%	20.04%	-3.43%	12.46%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	3.8%
Exide Industries, Ltd.	Consumer Discretionary	3.5%
ITC, Ltd.	Consumer Staples	3.3%
Gail India, Ltd.	Utilities	3.1%
Crompton Greaves, Ltd.	Industrials	3.0%
Sun Pharmaceutical Industries, Ltd.	Health Care	2.9%
Container Corp. of India, Ltd.	Industrials	2.8%
Infosys Technologies, Ltd.	Information Technology	2.7%
Dabur India, Ltd.	Consumer Staples	2.6%
Asian Paints, Ltd.	Materials	2.5%
% OF ASSETS IN TOP TEN		30.2%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	24.2
Industrials	18.1
Consumer Discretionary	10.6
Consumer Staples	8.3
Information Technology	8.2
Materials	7.5
Utilities	7.3
Health Care	6.3
Energy	2.8
Telecommunication Services	2.1
Cash and Other Assets, Less Liabilities	4.6

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	38.2
Mid Cap ($1B-$5B)	45.6
Small Cap (Under $1B)	11.6
Cash and Other Assets, Less Liabilities	4.6

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

32 MATTHEWS ASIA FUNDS

Matthews India Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 89.9%

	Shares	Value
FINANCIALS: 24.2%
Commercial Banks: 14.4%
Oriental Bank of Commerce	2,946,834	$30,245,071
Axis Bank, Ltd.	845,032	28,859,489
Allahabad Bank	5,400,000	27,907,649
HDFC Bank, Ltd.	488,033	26,964,695
Corporation Bank	1,719,331	26,442,850
HDFC Bank, Ltd. ADR	122,227	22,534,992
ICICI Bank, Ltd.	555,000	13,692,270
ICICI Bank, Ltd. ADR	178,283	8,887,408
		185,534,424
Real Estate Management & Development: 3.5%
Unitech, Ltd.	12,253,178	24,038,793
Ascendas India Trust	27,740,000	21,075,966
		45,114,759
Diversified Financial Services: 2.7%
Kotak Mahindra Bank, Ltd.	2,150,000	22,744,686
Infrastructure Development Finance Co., Ltd.	2,762,708	12,431,894
		35,176,580
Consumer Finance: 2.0%
Shriram Transport Finance Co., Ltd.	1,497,977	25,862,160
Thrifts & Mortgage Finance: 1.6%
Housing Development Finance Corp.	1,225,000	19,961,777
Total Financials		311,649,700
INDUSTRIALS: 18.1%
Machinery: 6.4%
Jain Irrigation Systems, Ltd.	1,166,127	30,865,027
Ashok Leyland, Ltd.	18,511,277	29,774,745
Thermax, Ltd.	1,078,128	19,177,184
Other Investments		2,674,387
		82,491,343
Electrical Equipment: 3.0%
Crompton Greaves, Ltd.	5,507,500	38,431,188
Road & Rail: 2.7%
Container Corp. of India, Ltd.	1,230,386	35,565,336
Building Products: 2.1%
Sintex Industries, Ltd.	3,183,251	27,225,891
Construction & Engineering: 1.8%
Larsen & Toubro, Ltd.	501,660	22,896,829
Industrial Conglomerates: 1.4%
MAX India, Ltd.[b]	4,813,102	18,169,547
Transportation Infrastructure: 0.7%
Other Investments		8,489,262
Total Industrials		233,269,396

	Shares	Value
CONSUMER DISCRETIONARY: 10.6%
Media: 4.4%
Sun TV Network, Ltd.	2,170,127	$25,040,091
Jagran Prakashan, Ltd.	5,308,207	15,302,768
HT Media, Ltd.	3,018,943	10,839,564
Dish TV India, Ltd.[b]	4,737,097	5,820,920
		57,003,343
Auto Components: 3.5%
Exide Industries, Ltd.	12,226,741	44,519,813
Textiles, Apparel & Luxury Goods: 1.4%
Titan Industries, Ltd.	254,691	18,565,736
Hotels, Restaurants & Leisure: 1.3%
Indian Hotels Co., Ltd.	7,524,840	16,512,251
Total Consumer Discretionary		136,601,143
CONSUMER STAPLES: 8.3%
Personal Products: 5.0%
Dabur India, Ltd.	13,879,430	33,367,444
Emami, Ltd.	1,792,796	18,409,396
Marico, Ltd.	4,549,720	12,905,404
		64,682,244
Tobacco: 3.3%
ITC, Ltd.	10,630,000	42,175,801
Total Consumer Staples		106,858,045
INFORMATION TECHNOLOGY: 7.9%
IT Services: 5.0%
CMC, Ltd.	543,351	23,635,973
Infosys Technologies, Ltd.	298,281	20,201,711
Infosys Technologies, Ltd. ADR	213,179	14,349,078
Other Investments		6,642,843
		64,829,605
Internet Software & Services: 2.4%
Info Edge India, Ltd.	2,013,454	31,493,465
Software: 0.5%
Financial Technologies India, Ltd.	240,752	6,169,268
Total Information Technology		102,492,338
HEALTH CARE: 6.3%
Pharmaceuticals: 6.3%
Sun Pharmaceutical Industries, Ltd.	820,460	36,885,047
Glenmark Pharmaceuticals, Ltd.	3,653,091	24,346,016
Cipla India, Ltd.	2,903,275	20,841,816
Total Health Care		82,072,879

matthewsasia.com | 800.789.ASIA 33

Matthews India Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 5.4%
Chemicals: 4.9%
Asian Paints, Ltd.	547,500	$32,498,571
Castrol India, Ltd.	1,746,000	19,765,468
Grasim Industries, Ltd.	220,800	10,910,031
		63,174,070
Metals & Mining: 0.3%
Other Investments		4,025,953
Construction Materials: 0.2%
Other Investments		2,218,002
Total Materials		69,418,025
UTILITIES: 4.9%
Gas Utilities: 3.1%
Gail India, Ltd.	3,779,751	40,164,856
Electric Utilities: 1.8%
CESC, Ltd.	2,765,920	23,684,196
Total Utilities		63,849,052
ENERGY: 2.8%
Oil, Gas & Consumable Fuels: 2.8%
Reliance Industries, Ltd.	1,110,742	24,398,407
Chennai Petroleum Corp., Ltd.	2,064,744	11,594,805
Total Energy		35,993,212
TELECOMMUNICATION SERVICES: 1.4%
Wireless Telecommunication Services: 1.4%
Bharti Airtel, Ltd.	2,194,382	17,855,959
Total Telecommunication Services		17,855,959
TOTAL COMMON EQUITIES		1,160,059,749
(Cost $741,734,402)

INTERNATIONAL BONDS: 5.5%

	Face Amount
UTILITIES: 2.4%
Electric Utilities: 2.4%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14	$27,800,000	31,101,250
Total Utilities		31,101,250
MATERIALS: 2.1%
Metals & Mining: 2.1%
Sesa Goa, Ltd., Cnv. 5.000%, 10/31/14	16,500,000	18,810,000
Other Investments		8,740,000
Total Materials		27,550,000

	Face Amount	Value
TELECOMMUNICATION SERVICES: 0.7%
Wireless Telecommunication Services: 0.7%
Reliance Communications, Ltd., Cnv. 0.000%, 03/01/12	$7,500,000	$8,655,375
Total Telecommunication Services		8,655,375
INFORMATION TECHNOLOGY: 0.3%
Software: 0.3%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	2,500,000	3,400,000
Total Information Technology		3,400,000
TOTAL INTERNATIONAL BONDS		70,706,625
(Cost $68,521,047)
TOTAL INVESTMENTS: 95.4%		1,230,766,374
(Cost $810,255,449c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.6%		58,943,148
NET ASSETS: 100.0%		$1,289,709,522

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $813,430,721 and net unrealized appreciation consists of:

Gross unrealized appreciation	$439,378,616
Gross unrealized depreciation	(22,042,963)
Net unrealized appreciation	$417,335,653

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

34 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

Ticker	MJFOX
Inception Date	12/31/98
Assets	$57.5 million
NAV	$11.47
Total # of Positions	51

Ratios

Portfolio Turnover	126.75%[1]
Gross Expense Ratio	1.29%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Japan Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews Japan Fund returned 10.18%, outperforming its benchmark, the MSCI Japan Index, which returned 5.89%.

While the top contributors to Fund performance by sector were financials, industrials and information technology, the Fund continued to benefit primarily from stock selection. Gains from the Fund's financial holdings boosted overall performance for the quarter. Our large, long-term positions in Japanese Real Estate Investment Trusts (J-REITs) benefited the Fund, with all our J-REIT holdings—about 8% of the portfolio—posting double-digit returns. Residential REITs performed better than commercial REITs due to relatively stable rent levels for apartments, despite the country's sluggish domestic property market. Through the end of the third quarter, the Tokyo Stock Exchange REIT Index climbed 15.9% in U.S. dollar terms, compared with the anemic 1.2% return of the Tokyo Stock Price Index (TOPIX).

Our largest detractor to Fund performance during the quarter was Pigeon Corporation, a long-term holding and one that does well to tap into China's growing domestic consumption. At the end of August, the company announced an earnings shortfall for the first half of the year that was caused by a reorganization of the company's Chinese distributors. We were in immediate contact with Pigeon's management following the mid-year earnings announcement, and received clear indications of the rationale for both their short- and long-term strategies. We believe that Pigeon is still a premier Japanese consumer company well-positioned to benefit from Asia's rising middle class.

We seek to find Japanese companies with good business models that are doing well domestically in Japan, in neighboring Asian countries or globally. While Japanese companies with exposure to China are still an important part of our investment philosophy, we are increasingly finding interesting domestically driven growth companies in Japan. While many of these are small-capitalization firms, we believe that there are some good investment opportunities in newer companies that have emerged over the last 10 years. These companies are more nimble than many of their larger predecessors, and their management appears more innovative.

Daikokutenbussan is one such emerging growth company that was recently added to the portfolio. Listed on the second section of Tokyo Stock Exchange in 2003, the company is a grocery store chain based west of Osaka. The company opened its first store in 2000 and now has 55 stores. During the last 10 years, sales grew from just US$64 million in 2001 to US$867 million in the fiscal year ended May 2010. Daikokutenbussan has seen annual sales growth of more than 10% each year since 2000 with the exception of last year (when growth was 9.1% year-over-year). The company strongly believes in its "everyday-low-price" strategy, which appeals to Japanese consumers who have been facing a tough economic environment. The company has strong pricing power over its suppliers as it limits the number of items in each product category. This has translated into a high return of investment, with 18% return on equity for the fiscal year ended May 2010, which we find attractive relative to other Japanese retailers. We expect Daikokutenbussan's growth to accelerate as the company plans to open 100 stores over the next three years.

Japan continues to face notable challenges such as low birth rates, a quickly aging society, budget deficit and shifting political leadership. However, we are finding an increasing number of Japanese companies with a sense of urgency to improve performance and grow. These are encouraging signs, particularly to bottom-up investors like us.

matthewsasia.com | 800.789.ASIA 35

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Inception 12/31/98
Matthews Japan Fund	10.18%	5.13%	7.39%	-7.67%	-5.22%	-2.93%	3.35%
MSCI Japan Index[3]	5.89%	3.09%	0.25%	-9.95%	-2.38%	-1.66%	1.29%
Tokyo Stock Price Index[3]	5.45%	2.83%	-0.35%	-9.34%	-2.96%	-1.92%	1.59%
Lipper Japanese Funds Category Average[4]	6.34%	0.26%	-2.36%	-12.92%	-7.15%	-5.21%	1.96%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
ITOCHU Corp.	Industrials	3.8%
Nissan Motor Co., Ltd.	Consumer Discretionary	3.2%
Pigeon Corp.	Consumer Staples	3.2%
Fanuc, Ltd.	Industrials	3.0%
Kubota Corp.	Industrials	2.9%
Yamaha Motor Co., Ltd.	Consumer Discretionary	3.0%
Japan Tobacco, Inc.	Consumer Staples	2.8%
ORIX Corp.	Financials	2.8%
Nidec Corp.	Industrials	2.7%
Komatsu, Ltd.	Industrials	2.6%
% OF ASSETS IN TOP TEN		30.0%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Industrials	23.0
Financials	22.1
Information Technology	14.1
Consumer Discretionary	13.8
Consumer Staples	8.2
Health Care	7.1
Materials	6.6
Telecommunication Services	4.1
Cash And Other Assets, Less Liabilities	1.0

MARKET CAP EXPOSURE (%)6

Large Cap (Over $5B)	43.5
Mid Cap ($1B-$5B)	31.2
Small Cap (Under $1B)	24.3
Cash and Other Assets, Less Liabilities	1.0

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

36 MATTHEWS ASIA FUNDS

Matthews Japan Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: JAPAN: 99.0%

	Shares	Value
INDUSTRIALS: 23.0%
Machinery: 14.5%
Fanuc, Ltd.	13,400	$1,710,381
Kubota Corp.	185,000	1,696,763
Komatsu, Ltd.	65,600	1,526,117
Nabtesco Corp.	76,000	1,241,136
Hoshizaki Electric Co., Ltd.	66,100	1,185,571
The Japan Steel Works, Ltd.	106,000	998,724
		8,358,692
Trading Companies & Distributors: 3.8%
ITOCHU Corp.	237,900	2,177,474
Electrical Equipment: 2.7%
Nidec Corp.	17,300	1,538,405
Construction & Engineering: 2.0%
Toshiba Plant Systems & Services Corp.	86,000	1,150,707
Total Industrials		13,225,278
FINANCIALS: 22.1%
Real Estate Investment Trusts: 7.9%
Advance Residence Investment Corp., REIT	858	1,447,088
BLife Investment Corp., REIT	260	1,414,000
United Urban Investment Corp., REIT	142	975,121
Japan Hotel and Resort, Inc., REIT	180	454,990
Nippon Commercial Investment Corp., REIT	250	275,246
		4,566,445
Real Estate Management & Development: 3.6%
Goldcrest Co., Ltd.	64,800	1,222,409
Kenedix, Inc.[b]	4,725	836,512
		2,058,921
Capital Markets: 2.8%
Jafco Co., Ltd.	47,400	1,123,273
Nomura Holdings, Inc.	98,500	473,881
		1,597,154
Consumer Finance: 2.8%
ORIX Corp.	20,720	1,585,866
Commercial Bank: 2.1%
Mitsubishi UFJ Financial Group, Inc.	263,100	1,221,547
Diversified Financial Services: 1.8%
IBJ Leasing Co., Ltd.	52,100	1,021,720
Insurance: 1.1%
Other Investments		632,736
Total Financials		12,684,389

	Shares	Value
INFORMATION TECHNOLOGY: 14.1%
Electronic Equipment, Instruments & Components: 7.1%
Hamamatsu Photonics, K.K.	40,100	$1,308,845
Nippon Electric Glass Co., Ltd.	75,000	1,025,176
Kyocera Corp.	9,900	936,564
Keyence Corp.	3,797	828,001
		4,098,586
Internet Software & Services: 4.7%
Kakaku.com, Inc.	258	1,495,535
So-net Entertainment Corp.	445	1,189,599
		2,685,134
Computers & Peripherals: 1.9%
Toshiba Corp.	219,000	1,059,087
Software: 0.4%
Nintendo Co., Ltd.	1,000	250,813
Total Information Technology		8,093,620
CONSUMER DISCRETIONARY: 13.8%
Automobiles: 7.4%
Nissan Motor Co., Ltd.	212,200	1,858,324
Yamaha Motor Co., Ltd.[b]	112,200	1,688,741
Honda Motor Co., Ltd.	19,200	683,215
		4,230,280
Household Durables: 2.1%
Rinnai Corp.	20,500	1,207,213
Specialty Retail: 1.7%
Point, Inc.	21,620	981,266
Diversified Consumer Services: 1.3%
Benesse Holdings, Inc.	16,100	777,052
Auto Components: 1.3%
Koito Manufacturing Co., Ltd.	48,000	735,972
Total Consumer Discretionary		7,931,783
CONSUMER STAPLES: 8.2%
Household Products: 3.2%
Pigeon Corp.	57,400	1,824,926
Tobacco: 2.8%
Japan Tobacco, Inc.	483	1,609,386
Food & Staples Retailing: 1.1%
Daikokutenbussan Co., Ltd.	19,200	640,996
Food Products: 1.1%
Other Investments		622,349
Total Consumer Staples		4,697,657

matthewsasia.com | 800.789.ASIA 37

Matthews Japan Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

	Shares	Value
HEALTH CARE: 7.1%
Health Care Equipment & Supplies: 5.9%
Sysmex Corp.	17,900	$1,244,366
Asahi Intecc Co., Ltd.	70,800	1,163,240
Mani, Inc.	27,500	970,743
		3,378,349
Health Care Providers & Services: 1.2%
Other Investments		709,413
Total Health Care		4,087,762
MATERIALS: 6.6%
Chemicals: 5.6%
Denki Kagaku Kogyo, K.K.	315,000	1,357,260
Kanto Denka Kogyo Co., Ltd.	141,000	964,638
Kansai Paint Co., Ltd.	107,000	911,410
		3,233,308
Metals & Mining: 1.0%
Hitachi Metals, Ltd.	48,000	565,506
Total Materials		3,798,814
TELECOMMUNICATION SERVICES: 4.1%
Wireless Telecommunication Services: 4.1%
Softbank Corp.	36,000	1,177,938
NTT DoCoMo, Inc.	693	1,157,412
Total Telecommunication Services		2,335,350
TOTAL INVESTMENTS: 99.0%		56,854,653
(Cost $49,297,586c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		600,578
NET ASSETS: 100.0%		$57,455,231

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $49,355,013 and net unrealized appreciation consists of:

Gross unrealized appreciation	$10,685,282
Gross unrealized depreciation	(3,185,642)
Net unrealized appreciation	$7,499,640

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

38 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Ticker	MAKOX
Inception Date	1/3/95
Assets	$152.2 million
NAV	$4.76
Total # of Positions	55

Ratios

Portfolio Turnover	52.47%[1]
Gross Expense Ratio	1.30%[2]

Benchmark

Korea Composite Stock Price Index (KOSPI)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Korea Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews Korea Fund gained 15.25%, while its benchmark, the Korea Composite Stock Price Index (KOSPI), returned 18.64%. The Korean equity market advanced during the third quarter, helped by a more optimistic global growth outlook and expected global quantitative easing.

The Fund underperformed its benchmark mainly due to underweight positions in cyclical industrials such as heavy machinery and shipbuilding, which did well during the quarter. However, we maintain this underweight in these industries due to both earnings volatility and rising competition from emerging countries. The financials, especially commercial banks, and information technology sectors also underperformed during the quarter and detracted from Fund performance. In fact, information technology was among the worst-performing sectors, hurt by weaker-than-expected personal computer sales that resulted from a slump in corporate demand. Declining demand for semiconductor products also negatively impacted the sector.

Overall consumer sentiment remained positive during the quarter, helping performance among many consumer-focused industries. Holdings in consumer discretionaries were the strongest contributors to Fund performance during the period. In particular, Korean consumer product companies with exposure to China performed well, and better-than-expected department store sales benefited retailers. One of the top contributors during the quarter was LG Chem. Prior to restructuring in 1999, LG Chem was a conglomerate, which ran not only petrochemical units but also had a variety of other businesses. It has since streamlined to focus on its petrochemical and electronic materials businesses, having spun off its consumer staples and industrial materials divisions. It entered the businesses of rechargeable batteries and polarized film in 2001 and 2003, respectively, and has become one of the top companies globally in both fields. Today, LG Chem's rechargeable battery business has won contracts with large auto makers globally, and the firm is a good example of how successfully restructuring and focusing on research and development can help a firm increase shareholder value and thrive in a difficult macroeconomic environment.

During the quarter, relations between North and South Korea seemed to improve as North Korea voluntarily initiated talks between the two sides. North Korean leader Kim Jung Il is said to be focusing on handing power over to his third son, King Jong Un, and trying to establish a better relationship with South Korea to ensure a smooth transition. Details and confirmation of this, however, are limited and the lack of transparency into North Korean dealings still poses a threat to both South Korea and the region. Any leadership change has the potential to bring instability to North Korea and also cause unexpected events in the region.

The Fund remains diversified with a focus on financials, consumer discretionary and information technology holdings, and has been adding to non-bank financials as valuations and growth outlooks become attractive. We will continue to focus on sustainable and steady earnings growth as well as generating long-term total returns for shareholders.

matthewsasia.com | 800.789.ASIA 39

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Inception 1/3/95
Matthews Korea Fund	15.25%	10.44%	14.80%	-5.39%	6.23%	15.34%	5.24%
Korea Composite Stock Price Index[3]	18.64%	14.46%	17.64%	-6.63%	9.00%	13.80%	3.09%
Lipper Pacific ex Japan Funds Category Average[4]	19.49%	14.08%	21.60%	-1.89%	12.27%	11.34%	7.36%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 12/31/94.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	11.3%
POSCO	Materials	4.0%
Shinhan Financial Group Co., Ltd.	Financials	3.2%
KB Financial Group, Inc.	Financials	2.9%
Hyundai Mobis	Consumer Discretionary	2.8%
SK Telecom Co., Ltd.	Telecommunication Services	2.6%
Kiwoom Securities Co., Ltd.	Financials	2.6%
Dongbu Insurance Co., Ltd.	Financials	2.5%
Kia Motors Corp.	Consumer Discretionary	2.5%
LG Chem, Ltd.	Materials	2.4%
% OF ASSETS IN TOP TEN		36.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Consumer Discretionary	21.9
Information Technology	19.5
Financials	18.0
Materials	10.9
Consumer Staples	10.4
Industrials	8.0
Health Care	4.0
Telecommunication Services	3.9
Energy	1.9
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)7

Large Cap (Over $5B)	58.4
Mid Cap ($1B-$5B)	24.0
Small Cap (Under $1B)	16.0
Cash and Other Assets, Less Liabilities	1.5

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

40 MATTHEWS ASIA FUNDS

Matthews Korea Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 94.0%

	Shares	Value
CONSUMER DISCRETIONARY: 19.8%
Automobiles: 4.9%
Kia Motors Corp.	116,280	$3,753,188
Hyundai Motor Co.	27,465	3,686,498
		7,439,686
Auto Components: 4.4%
Hyundai Mobis	18,975	4,276,930
Hankook Tire Co., Ltd.	86,280	2,492,193
		6,769,123
Hotels, Restaurants & Leisure: 3.4%
Modetour Network, Inc.	59,600	1,851,165
Grand Korea Leisure Co., Ltd.	93,710	1,836,866
Hana Tour Service, Inc.	31,833	1,440,563
		5,128,594
Multiline Retail: 2.1%
Hyundai Department Store Co., Ltd.	26,406	3,194,315
Media: 1.9%
Cheil Worldwide, Inc.	240,380	2,861,879
Household Durables: 1.6%
LG Electronics, Inc.	29,111	2,452,192
Diversified Consumer Services: 1.5%
MegaStudy Co., Ltd.	15,105	2,237,936
Total Consumer Discretionary		30,083,725
INFORMATION TECHNOLOGY: 18.3%
Semiconductors & Semiconductor Equipment: 11.3%
Samsung Electronics Co., Ltd.	25,190	17,154,625
Electronic Equipment, Instruments & Components: 4.0%
LG Display Co., Ltd. ADR	151,100	2,635,184
Uju Electronics Co., Ltd.	86,724	1,843,923
Samsung Electro-Mechanics Co., Ltd.	15,300	1,670,923
		6,150,030
Internet Software & Services: 3.0%
NHN Corp.[b]	14,932	2,566,510
Daum Communications Corp.[b]	29,573	2,044,019
		4,610,529
Total Information Technology		27,915,184
FINANCIALS: 16.8%
Commercial Banks: 7.7%
Shinhan Financial Group Co., Ltd.	127,348	4,878,850
KB Financial Group, Inc.	60,410	2,593,018
Korea Exchange Bank	195,960	2,372,350
KB Financial Group, Inc. ADR	43,853	1,879,978
		11,724,196

	Shares	Value
Insurance: 5.1%
Dongbu Insurance Co., Ltd.	123,980	$3,837,452
Samsung Fire & Marine Insurance Co., Ltd.	20,927	3,579,833
Other Investments		378,651
		7,795,936
Capital Markets: 3.9%
Kiwoom Securities Co., Ltd.	88,120	3,886,036
Samsung Securities Co., Ltd.	37,260	2,120,075
		6,006,111
Diversified Financial Services: 0.1%
Other Investments		97,880
Total Financials		25,624,123
MATERIALS: 10.9%
Chemicals: 5.9%
LG Chem, Ltd.	12,730	3,722,620
Hyosung Corp.	29,239	3,158,336
OCI Materials Co., Ltd.	21,729	2,017,649
		8,898,605
Metals & Mining: 4.0%
POSCO ADR	37,800	4,308,444
POSCO	3,903	1,774,195
		6,082,639
Containers & Packaging: 1.0%
Lock & Lock Co., Ltd.	46,750	1,565,339
Total Materials		16,546,583
CONSUMER STAPLES: 10.4%
Food & Staples Retailing: 3.3%
Shinsegae Food Co., Ltd.	38,842	2,840,976
Shinsegae Co., Ltd.	4,296	2,267,679
		5,108,655
Food Products: 2.0%
Orion Corp.	8,266	3,001,861
Personal Products: 1.8%
Amorepacific Corp.	2,808	2,822,160
Household Products: 1.8%
LG Household & Health Care, Ltd.	7,351	2,716,219
Tobacco: 1.5%
KT&G Corp.	37,500	2,234,001
Total Consumer Staples		15,882,896

matthewsasia.com | 800.789.ASIA 41

Matthews Korea Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
INDUSTRIALS: 8.0%
Construction & Engineering: 2.9%
Samsung Engineering Co., Ltd.	22,169	$2,958,223
HanmiParsons Co., Ltd.	120,600	1,385,961
		4,344,184
Commercial Services & Supplies: 1.9%
KEPCO Plant Service & Engineering Co., Ltd.	32,958	1,993,999
S1 Corp.	16,987	931,900
		2,925,899
Building Products: 1.9%
LG Hausys, Ltd.	24,305	2,091,382
Sung Kwang Bend Co., Ltd.	33,746	748,988
		2,840,370
Industrial Conglomerates: 1.3%
Samsung Techwin Co., Ltd.	20,004	1,981,089
Total Industrials		12,091,542
HEALTH CARE: 4.0%
Pharmaceuticals: 4.0%
Yuhan Corp.	20,314	3,307,501
Dong-A Pharmaceutical Co., Ltd.	22,534	2,697,558
Total Health Care		6,005,059
TELECOMMUNICATION SERVICES: 3.9%
Wireless Telecommunication Services: 2.6%
SK Telecom Co., Ltd. ADR	119,700	2,091,159
SK Telecom Co., Ltd.	12,839	1,929,307
		4,020,466
Diversified Telecommunication Services: 1.3%
KT Corp.	48,404	1,937,765
Total Telecommunication Services		5,958,231
ENERGY: 1.9%
Oil, Gas & Consumable Fuels: 1.9%
SK Energy Co., Ltd.	22,470	2,871,095
Total Energy		2,871,095
TOTAL COMMON EQUITIES		142,978,438
(Cost $103,541,475)

PREFERRED EQUITIES: SOUTH KOREA: 4.5%

CONSUMER DISCRETIONARY: 2.1%
Automobiles: 2.1%
Hyundai Motor Co., Ltd., 2nd Pfd.	65,704	3,173,913
Total Consumer Discretionary		3,173,913

PREFERRED EQUITIES: SOUTH KOREA (continued)

	Shares	Value
FINANCIALS: 1.2%
Insurance: 1.2%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	24,840	$1,915,465
Total Financials		1,915,465
INFORMATION TECHNOLOGY: 1.2%
Semiconductors & Semiconductor Equipment: 1.2%
Samsung Electronics Co., Ltd., Pfd.	3,646	1,780,503
Total Information Technology		1,780,503
TOTAL PREFERRED EQUITIES		6,869,881
(Cost $5,436,683)
TOTAL INVESTMENTS: 98.5%		149,848,319
(Cost $108,978,158c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		2,314,579
NET ASSETS: 100.0%		$152,162,898

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $109,427,299 and net unrealized appreciation consists of:

Gross unrealized appreciation	$42,575,493
Gross unrealized depreciation	(2,154,473)
Net unrealized appreciation	$40,421,020

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

42 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGY

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Ticker	MSMLX
Inception Date	9/15/08
Assets	$354.6 million
NAV	$20.04
Total # of Positions	77

Ratios

Portfolio Turnover	21.39%[1]
Gross Expense Ratio	2.10%[2]
After Contractual Fee Waiver	2.00%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews Asia Small Companies Fund gained 22.87%, while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, rose 19.41%.

During the quarter, equity market performance in Asia ex-Japan was strong following a somewhat weak second quarter that was characterized by concerns over European sovereign debt. The combination of optimism arising from quantitative easing by the U.S. Federal Reserve, and abundant capital flows to the region fueled a strong rally. This effect was even more pronounced in Southeast Asian countries.

From a macroeconomic perspective, Asian economies have been resilient so far this year. Domestic demand has been solid as corporate and household balance sheets are stronger than those of many Western counterparts. Companies have generally been able to benefit from lower raw material prices and lower costs of funding, and mid-year earnings results released during the third quarter confirmed this trend. One firm that was able to take advantage of these conditions was Vinda International Holdings, also the top contributor to Fund performance for the quarter. Vinda, a manufacturer of branded tissue paper products based in China, enjoyed strong demand for its products while registering stable profit margins due to effective cost control. In addition, Vinda is utilizing acquisitions to target new product segments, such as feminine hygiene products and disposable diapers. We expect the company to be able to diversify its revenue profile while leveraging its strong distribution network.

During the quarter, no substantial changes were made to our portfolio construction. The Fund's absolute performance was driven by strength across a broad base of holdings. The portfolio's investments in the consumer discretionary, information technology and financial sectors were the biggest contributors to Fund performance. The bulk of the Fund's outperformance relative to the benchmark was primarily due to stock selection. As stock valuations have normalized from historic lows, individual stock fundamentals have become increasingly important. As bottom-up investors, we have benefited from this environment, particularly in the third quarter, due to our long-standing bias toward quality. However, we believe that the latter part of the year will be a somewhat transitional period for companies. We expect there will be strong headwinds facing Asia, such as a potential resurgence of inflationary pressure, a moderation of the growth experienced following last year's low base, and an eventual unwinding of monetary easing by Asian central banks.

In light of these concerns, we've grown more cautious on valuations in certain sectors that have been strong outperformers. However, we are still able to find compelling yet attractively valued companies in smaller markets. In fact, the Fund initiated positions in a few Malaysian companies that possess strong domestic footholds and a niche in their respective industries. In addition, we saw an increase in IPO activities across many sectors during the quarter, further expanding our investment options in the small-capitalization universe. We remain very selective in our participation of IPOs from the perspective of valuations and quality business models. Nonetheless, we are encouraged by the deepening of the equity markets and vibrant development of entrepreneurialism in the region.

While the near-term outlook for global economic growth remains murky, we believe that domestically oriented and well-run Asian companies should continue to thrive as household incomes and demand for goods and services grow in the region. We will continue to maintain our long-term investment approach and seek to indentify companies that have the potential to deliver high quality, sustainable growth.

matthewsasia.com | 800.789.ASIA 43

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Months	YTD	1 Year	Inception 9/15/08
Matthews Asia Small Companies Fund	22.87%	26.92%	45.53%	41.62%
MSCI AC Asia ex Japan Small Cap Index[3]	19.41%	17.12%	31.30%	30.27%
Lipper Pacific ex Japan Funds Category Average[4]	19.49%	14.08%	21.60%	24.39%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	2.8%
SATS, Ltd.	Singapore	2.7%
Yip's Chemical Holdings, Ltd.	China/Hong Kong	2.0%
Vinda International Holdings, Ltd.	China/Hong Kong	1.9%
TXC Corp.	Taiwan	1.9%
Simplo Technology Co., Ltd.	Taiwan	1.8%
Chroma ATE, Inc.	Taiwan	1.8%
Synnex Technology International Corp.	Taiwan	1.8%
Comba Telecom Systems Holdings, Ltd.	China/Hong Kong	1.8%
Xinyi Glass Holdings Co., Ltd.	China/Hong Kong	1.8%
% OF ASSETS IN TOP TEN		20.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	30.6
India	18.6
South Korea	14.5
Taiwan	14.5
Singapore	9.3
Malaysia	5.6
Indonesia	2.0
Thailand	1.1
Cash and Other Assets, Less Liabilities	3.8

SECTOR ALLOCATION (%)

Consumer Discretionary	21.0
Information Technology	18.4
Industrials	15.2
Financials	14.0
Health Care	9.9
Materials	9.3
Consumer Staples	6.8
Utilities	1.6
Cash and Other Assets, Less Liabilities	3.8

MARKET CAP EXPOSURE (%)7,8

Large Cap (Over $5B)	1.5
Mid Cap ($1B-$5B)	46.9
Small Cap (Under $1B)	47.8
Cash and Other Assets, Less Liabilities	3.8

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

44 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.2%

	Shares	Value
CHINA/HONG KONG: 30.6%
Yip's Chemical Holdings, Ltd.	5,750,000	$7,066,705
Vinda International Holdings, Ltd.	4,756,000	6,706,321
Comba Telecom Systems Holdings, Ltd.	5,678,010	6,340,543
Xinyi Glass Holdings Co., Ltd.	10,136,000	6,251,249
Minth Group, Ltd.	3,084,000	6,134,407
Towngas China Co., Ltd.	12,291,000	5,674,135
Kingdee International Software Group Co., Ltd.	12,034,000	5,623,148
PCD Stores, Ltd.[b]	17,660,900	5,555,604
Hengdeli Holdings, Ltd.	11,140,000	5,150,774
Dalian Port PDA Co., Ltd. H Shares	12,018,000	4,981,948
AAC Acoustic Technologies Holdings, Inc.	2,290,000	4,976,019
KWG Property Holding, Ltd.	6,496,500	4,952,806
Xingda International Holdings, Ltd.	5,536,000	4,945,662
Zhuzhou CSR Times Electric Co., Ltd. H Shares	1,415,000	4,548,210
Fook Woo Group Holdings, Ltd.[b]	12,754,000	4,280,707
Wasion Group Holdings, Ltd.	4,826,000	3,691,973
Trinity, Ltd.	3,560,000	3,465,624
Ming Fai International Holdings, Ltd.	8,193,000	3,187,027
Silver Base Group Holdings, Ltd.	5,902,000	3,068,762
Lee's Pharmaceutical Holdings, Ltd.	7,320,000	2,689,402
Longtop Financial Technologies, Ltd. ADR[b]	67,022	2,637,316
Golden Eagle Retail Group, Ltd.	926,000	2,619,416
China Kanghui Holdings, Inc. ADR[b]	154,000	2,182,180
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	580,000	1,642,797
Total China/Hong Kong		108,372,735
INDIA: 18.6%
Ipca Laboratories, Ltd.	799,809	5,521,300
Federal Bank, Ltd.	585,650	5,110,995
Exide Industries, Ltd.	1,398,812	5,093,332
Jyothy Laboratories, Ltd.	669,087	4,437,357
CMC, Ltd.	96,345	4,191,044
Bajaj Electricals, Ltd.	617,462	4,157,780
Usha Martin, Ltd.	2,060,609	3,992,988
GlaxoSmithKline Consumer Healthcare, Ltd.	87,945	3,980,864
Castrol India, Ltd.	332,240	3,761,099
Thermax, Ltd.	210,165	3,738,306
CRISIL, Ltd.	24,703	3,345,032
India Infoline, Ltd.	1,268,196	3,242,151
Jain Irrigation Systems, Ltd.	111,393	2,948,348
Emami, Ltd.	285,653	2,933,239
Page Industries, Ltd.	105,710	2,893,822
Sun TV Network, Ltd.	246,636	2,845,819
Gujarat Pipavav Port, Ltd.[b]	2,078,642	2,800,974
Asian Paints, Ltd.	19,720	1,170,542
Total India		66,164,992

	Shares	Value
SOUTH KOREA: 14.5%
Dongbu Insurance Co., Ltd.	177,630	$5,498,037
Cheil Worldwide, Inc.	439,735	5,235,329
POSCO Chemtech Co., Ltd.	40,663	4,985,625
Pyeong Hwa Automotive Co., Ltd.	333,837	4,884,708
Sung Kwang Bend Co., Ltd.	209,144	4,641,923
YES24 Co., Ltd.	691,003	4,381,564
OCI Materials Co., Ltd.	46,972	4,361,591
Modetour Network, Inc.	136,539	4,240,877
KEPCO Plant Service & Engineering Co., Ltd.	65,663	3,972,691
MegaStudy Co., Ltd.	22,585	3,346,162
Kiwoom Securities Co., Ltd.	73,005	3,219,474
Korea Zinc Co., Ltd.	10,013	2,749,508
Total South Korea		51,517,489
TAIWAN: 14.5%
St. Shine Optical Co., Ltd.	941,492	9,774,584
TXC Corp.	3,688,799	6,582,777
Simplo Technology Co., Ltd.	1,147,100	6,556,511
Chroma ATE, Inc.	2,693,078	6,412,562
Synnex Technology International Corp.	2,737,523	6,352,507
Pacific Hospital Supply Co., Ltd.[b,c]	1,497,600	6,027,054
Richtek Technology Corp.	689,550	5,112,278
Formosa International Hotels Corp.	272,470	4,454,413
Total Taiwan		51,272,686
SINGAPORE: 9.3%
SATS, Ltd.	4,425,000	9,589,915
CSE Global, Ltd.	6,394,000	5,203,489
Ascendas India Trust	6,470,000	4,915,699
Allgreen Properties, Ltd.	5,410,000	4,852,928
Armstrong Industrial Corp., Ltd.	12,125,000	3,914,648
Keppel Land, Ltd.	900,000	2,772,250
Asiatravel.com Holdings, Ltd.	5,473,000	1,790,263
Total Singapore		33,039,192
MALAYSIA: 5.6%
Alliance Financial Group BHD	4,890,100	4,895,066
KPJ Healthcare BHD	3,847,800	4,343,710
Dialog Group BHD	11,162,638	4,045,974
KFC Holdings Malaysia BHD	3,580,960	3,619,240
Faber Group BHD	2,860,000	2,984,849
Total Malaysia		19,888,839
INDONESIA: 2.0%
PT Jasa Marga	12,138,000	4,354,248
PT Bank Tabungan Pensiunan Nasional[b]	2,038,000	2,782,937
Total Indonesia		7,137,185

matthewsasia.com | 800.789.ASIA 45

Matthews Asia Small Companies Fund  September 30, 2010

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
THAILAND: 1.1%
Quality Houses Public Co., Ltd.	45,200,600	$3,932,625
Total Thailand		3,932,625
TOTAL INVESTMENTS: 96.2%		341,325,743
(Cost $270,639,124d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.8%		13,299,205
NET ASSETS: 100.0%		$354,624,948

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $270,985,407 and net unrealized appreciation consists of:

Gross unrealized appreciation	$72,105,710
Gross unrealized depreciation	(1,765,374)
Net unrealized appreciation	$70,340,336

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to schedules of investments.

46 MATTHEWS ASIA FUNDS

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Ticker	MATFX
Inception Date	12/27/99
Assets	$157.7 million
NAV	$9.09
Total # of Positions	58

Ratios

Portfolio Turnover	83.27%[1]
Gross Expense Ratio	1.39%[2]

Benchmark

MSCI/Matthews Asian Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services.

1  The lesser of fiscal year 2009 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2  Matthews Asia Funds does not charge 12b-1 fees.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the quarter ended September 30, 2010, the Matthews Asia Science and Technology Fund gained 16.39%, outperforming its benchmark, the MSCI/Matthews Asian Technology Index, which rose 10.55%.

It was a strong quarter for Asia's technology sector on the back of the improved growth outlook for the global economy. While demand for technology products and services from developed markets continued to be weak, demand from emerging markets remained healthy. The region's Internet-related firms did particularly well as demand continued to rise for online services in China and India. Internet businesses in general are largely immune from global macroeconomic factors since the majority of their revenue is derived from domestic markets. This helped the sector outperform the broader technology index.

During the quarter, there was robust overall demand for technology products and services in China and India, and the Fund's overweight in those countries contributed to its outperformance. In particular, companies that derive most of their earnings domestically performed well. Meanwhile, the overseas competitiveness of Japanese technology firms, which are mainly exporters, suffered during the period as the yen strengthened to a 15-year high. Although Japan's domestic market has generally been weak, forcing many technology companies to rely on growth abroad, there remain pockets of opportunity within this market.

A top contributor to Fund performance was Japanese Internet company kakaku.com. Based in Tokyo, kakaku.com is a provider of consumer price comparison services that has seen strong growth as consumers increasingly shop online. As Japanese shoppers become more value conscious, the firm has diversified its business. It has expanded into new areas, such as online restaurant rankings and reviews, which the company has recently begun to monetize.

One of the key risks to Asia's technology firms is ongoing weakness in corporate demand globally. Although demand from Asia has been on the rise, technology firms still conduct a considerable amount of business with developed countries. Overall, technology sector valuations remain reasonable, although some domestically oriented company valuations are higher than historical averages, and valuations for large-capitalization firms remain attractive.

Asian technology firms have seen an increase in demand partly as a result of rising labor costs in China. This has prompted companies to automate factories and spend more on information technology to enhance productivity. Earlier this year, for example, a record number of Japanese assembly robots was ordered by one of China's largest electronics manufacturing companies to boost productivity. Before wage increases became an issue, companies found it cheaper to simply add more manpower to increase capacity. Now, however, increased automation appears more economical.

Asia is already the largest market for personal computers and flat panel televisions. As the demand for technology products and services expands within the region, it could lead to more opportunities for entrepreneurs to develop businesses that are more tailored to the needs of Asian companies and consumers.

The Fund remains diversified across different countries and industries in Asia, and continues to seek opportunities that will benefit from ongoing consumption and productivity growth. We also remain focused on innovative firms that are leading the development of new technologies throughout the region.

matthewsasia.com | 800.789.ASIA 47

PERFORMANCE AS OF SEPTEMBER 30, 2010

			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99
Matthews Asia Science and Technology Fund	16.39%	13.34%	21.36%	-2.24%	9.10%	4.01%	-0.38%
MSCI/Matthews Asian Technology Index[3]	10.55%	6.52%	9.39%	-4.12%	5.02%	-1.13%	-5.33%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	16.54%	9.15%	17.79%	-0.89%	6.33%	-4.03%	-3.74%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 55 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	7.3%
Samsung Electronics Co., Ltd.	South Korea	4.0%
China Mobile, Ltd.	China/Hong Kong	2.7%
Canon, Inc.	Japan	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.4%
Kakaku.com, Inc.	Japan	2.4%
St. Shine Optical Co., Ltd.	Taiwan	2.2%
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.1%
PT Telekomunikasi Indonesia	Indonesia	2.0%
Delta Electronics, Inc.	Taiwan	2.0%
% OF ASSETS IN TOP TEN		29.5%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%) 7

China/Hong Kong	31.0
Japan	20.9
Taiwan	18.6
South Korea	14.7
India	6.2
Indonesia	2.1
United States	1.9
Philippines	1.6
Malaysia	0.9
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)

Information Technology	66.3
Telecommunication Services	9.7
Health Care	8.3
Consumer Discretionary	7.5
Industrials	4.2
Materials	1.9
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)8

Large Cap (Over $5B)	59.6
Mid Cap ($1B-$5B)	25.7
Small Cap (Under $1B)	12.6
Cash and Other Assets, Less Liabilities	2.1

7  The United States is not included in the MSCI/Matthews Asian Technology Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

48 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund  September 30, 2010

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.9%

	Shares	Value
CHINA/HONG KONG: 31.0%
Baidu, Inc. ADR[b]	112,600	$11,555,012
China Mobile, Ltd. ADR	84,500	4,320,485
Ctrip.com International, Ltd. ADR[b]	63,426	3,028,592
Kingdee International Software Group Co., Ltd.	6,282,000	2,935,401
China Communications Services Corp., Ltd. H Shares	4,642,000	2,747,884
AAC Acoustic Technologies Holdings, Inc.	1,154,000	2,507,566
ZTE Corp. H Shares	626,520	2,484,032
Kingboard Laminates Holdings, Ltd.	2,418,000	2,449,098
Mindray Medical International, Ltd. ADR	81,200	2,401,084
Digital China Holdings, Ltd.	1,368,000	2,376,261
Longtop Financial Technologies, Ltd. ADR[b]	58,460	2,300,401
Sinopharm Group Co., Ltd. H Shares	543,200	2,236,287
Sina Corp.[b]	43,400	2,195,172
New Oriental Education & Technology Group, Inc. ADR[b]	22,000	2,146,760
Tencent Holdings, Ltd.	79,400	1,729,391
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	388,000	1,098,975
China Kanghui Holdings, Inc. ADR[b]	23,700	335,829
Total China/Hong Kong		48,848,230
JAPAN: 20.9%
Canon, Inc.	82,200	3,839,237
Kakaku.com, Inc.	644	3,733,040
Hamamatsu Photonics, K.K.	94,400	3,081,172
Fanuc, Ltd.	22,300	2,846,381
Omron Corp.	122,200	2,793,825
Murata Manufacturing Co., Ltd.	48,200	2,548,668
Toshiba Corp.	504,000	2,437,350
Keyence Corp.	10,300	2,246,090
Nidec Corp.	24,500	2,178,667
Asahi Intecc Co., Ltd.	126,900	2,084,961
Nintendo Co., Ltd.	8,300	2,081,747
Hoya Corp.	81,400	1,987,902
Denki Kagaku Kogyo, K.K.	269,000	1,159,057
Total Japan		33,018,097
TAIWAN: 18.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,930,933	3,821,318
St. Shine Optical Co., Ltd.	339,000	3,519,503
Hon Hai Precision Industry Co., Ltd.	900,893	3,378,703
Delta Electronics, Inc.	756,000	3,154,348
Synnex Technology International Corp.	1,164,447	2,702,135
TXC Corp.	1,414,098	2,523,502
HTC Corp.	109,200	2,480,315
Simplo Technology Co., Ltd.	391,800	2,239,422
Richtek Technology Corp.	282,308	2,093,013
Nan Ya Printed Circuit Board Corp.	482,000	1,866,870
Acer, Inc.	609,642	1,552,638
Total Taiwan		29,331,767

	Shares	Value
SOUTH KOREA: 14.7%
Samsung Electronics Co., Ltd.	9,304	$6,336,111
LG Display Co., Ltd. ADR	155,600	2,713,664
SK Telecom Co., Ltd. ADR	142,400	2,487,728
Samsung Electro-Mechanics Co., Ltd.	22,480	2,455,056
NHN Corp.[b]	12,629	2,170,671
LG Chem, Ltd.	6,373	1,863,649
Uju Electronics Co., Ltd.	83,893	1,783,731
MegaStudy Co., Ltd.	11,712	1,735,233
JVM Co., Ltd.[b]	77,006	1,584,509
Total South Korea		23,130,352
INDIA: 6.2%
Infosys Technologies, Ltd.	45,910	3,109,352
Sun TV Network, Ltd.	218,902	2,525,809
Exide Industries, Ltd.	628,792	2,289,547
Info Edge India, Ltd.	122,018	1,908,546
Total India		9,833,254
INDONESIA: 2.1%
PT Telekomunikasi Indonesia ADR	78,200	3,228,878
Total Indonesia		3,228,878
UNITED STATES: 1.9%
Cognizant Technology Solutions Corp., Class Ab	47,000	3,030,090
Total United States		3,030,090
PHILIPPINES: 1.6%
Globe Telecom, Inc.	124,880	2,528,119
Total Philippines		2,528,119
MALAYSIA: 0.9%
KPJ Healthcare BHD	1,279,500	1,444,404
Total Malaysia		1,444,404
TOTAL INVESTMENTS: 97.9%		154,393,191
(Cost $121,180,257c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%		3,308,752
NET ASSETS: 100.0%		$157,701,943

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $121,986,979 and net unrealized appreciation consists of:

Gross unrealized appreciation	$37,052,931
Gross unrealized depreciation	(4,646,719)
Net unrealized appreciation	$32,406,212

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to schedules of investments.

matthewsasia.com | 800.789.ASIA 49

Notes to Schedules of Investments (unaudited)

A.  SECURITY VALUATION: The Matthews Asia Funds' (each a "Fund, collectively the "Funds") equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board") when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board. The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange ("NYSE"). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles ("GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of September 30, 2010, Level 3 Securities consist primarily of international bonds that trade in over-the-counter markets. As described in Note A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

50 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments as of September 30, 2010 is as follows:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$54,279,608	$47,975,279	$16,031,609	$535,880,961
India	—	—	660,097	26,563,259
Indonesia	47,128,406	23,437,608	—	15,512,653
Japan	—	—	1,572,811	—
South Korea	76,359,075	26,436,478	—	65,480,554
Taiwan	76,166,182	67,968,327	—	—
Thailand	—	28,500,589	—	—
United Kingdom	73,706,240	41,877,947	—	—
Warrants:
India	14,691,244	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	108,728,130	108,629,202	14,654,266	—
China/Hong Kong	647,093,288	319,420,536	63,799,146	1,229,326,878
India	44,025,468	—	20,018,104	948,950,034
Indonesia	—	59,748,948	18,208,477	381,648,414
Japan	379,587,771	322,564,446	81,980,212	—
Malaysia	20,453,202	11,593,043	3,971,145	248,476,521
Philippines	42,137,078	28,120,875	—	97,408,452
Singapore	400,440,404	55,735,041	12,785,454	97,184,349
South Korea	119,106,273	121,049,098	11,418,162	744,486,944
Taiwan	124,683,408	65,762,234	15,725,503	382,951,002
Thailand	163,714,499	55,505,699	12,467,211	284,931,620
United Kingdom	—	2,596,930	—	—
Vietnam	50,426,520	—	2,316,242	28,208,811
Preferred Equities:
South Korea	97,430,868	—	4,990,130	—
Rights:
Vietnam	1,800,713	—	—	—
Level 3: Significant Unobservable Inputs
International Bonds	891,159,310	4,103,378	—	—
Total Market Value of Investments	$3,433,117,687	$1,391,025,658	$280,598,569	$5,087,010,452

matthewsasia.com | 800.789.ASIA 51

Notes to Schedules of Investments (continued)

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$—	$110,403,399	$—	$—	$—
Consumer Staples	—	—	—	640,996	5,663,136
Energy	1,364,308	—	—	—	—
Financials	1,482,287	8,107,124	31,422,400	—	1,879,978
Health Care	—	28,779,535	—	—	2,697,558
Industrials	—	—	8,489,262	—	—
Information Technology	332,592	73,673,982	14,349,078	—	2,635,184
Materials	—	—	10,910,031	—	4,308,444
Telecommunication Services	3,178,455	25,033,248	—	—	2,091,159
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	4,991,294	580,163,995	136,601,143	7,931,783	30,083,725
Consumer Staples	2,198,421	383,776,450	106,858,045	4,056,661	10,219,760
Energy	444,765	178,569,240	35,993,212	—	2,871,095
Financials	5,441,454	536,728,239	280,227,300	12,684,389	23,744,145
Health Care	1,659,203	40,254,808	82,072,879	4,087,762	3,307,501
Industrials	2,911,826	337,226,960	224,780,134	13,225,278	12,091,542
Information Technology	4,809,710	284,974,062	88,143,260	8,093,620	25,280,000
Materials	1,081,513	—	58,507,994	3,798,814	12,238,139
Telecommunication Services	1,159,060	101,302,506	17,855,959	2,335,350	3,867,072
Utilities	4,130,656	151,968,943	63,849,052	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	3,173,913
Financials	—	—	—	—	1,915,465
Information Technology	—	—	—	—	1,780,503
Level 3: Significant Unobservable Inputs
International Bonds	—	—	70,706,625	—	—
Total Market Value of Investments	$35,185,544	$2,840,962,491	$1,230,766,374	$56,854,653	$149,848,319

52 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$4,819,496	$28,283,335
India	9,675,660	—
Indonesia	—	3,228,878
Malaysia	3,619,240	—
South Korea	—	5,201,392
United States	—	3,030,090
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	103,553,239	20,564,895
India	56,489,332	9,833,254
Indonesia	7,137,185	—
Japan	—	33,018,097
Malaysia	16,269,599	1,444,404
Philippines	—	2,528,119
Singapore	33,039,192	—
South Korea	51,517,489	17,928,960
Taiwan	45,245,632	29,331,767
Thailand	3,932,625	—
Level 3: Significant Unobservable Inputs
Common Equities:
Taiwan	6,027,054	—
Total Market Value of Investments	$341,325,743	$154,393,191

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews India Fund	Matthews India Fund	Matthews Asia Small Companies Fund	Matthews Asia Small Companies Fund
	International Bonds	International Bonds	International Bonds	Common Equities-Financials	Common Equities-India	Common Equities-Taiwan
Balance as of 12/31/09 (market value)	$745,395,183	$8,325,971	$20,755,640	$326,609	$53,889	$—
Accrued discounts/premiums	17,192,001	53,545	838,344	—	—	—
Realized gain/(loss)	6,843,543	1,191,726	(1,027,233)	203,807	23,447	—
Change in unrealized appreciation/depreciation	43,378,209	(606,131)	1,983,056	(64,814)	(9,188)	1,280,198
Purchases	180,194,490	—	61,235,725	—	—	2,763,735
Sales	(101,844,116)	(4,861,733)	(13,078,907)	(465,602)	(68,148)	—
Transfers in to Level 3*	—	—	—	—	—	1,983,121
Transfers out of Level 3*	—	—	—	—	—	—
Balance as of 9/30/10 (market value)	$891,159,310	$4,103,378	$70,706,625	$—	$—	$6,027,054
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 9/30/10	$49,664,794	$452,051	$1,377,999	$—	$—	$1,280,198

*  The Fund's policy is to recognize transfers in and transfer out as of the beginning of the reporting period.

matthewsasia.com | 800.789.ASIA 53

Notes to Schedules of Investments (continued)

C.  TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post-October losses at fiscal year end December 31, 2009 were as follows:

	Post October Capital Losses	Post October Currency Losses
Matthews Asian Growth and Income Fund	$—	$150,834
Matthews Asia Dividend Fund	—	14,963
Matthews Asia Pacific Fund	251,590	3,181
Matthews Pacific Tiger Fund	—	103,768
Matthews China Fund	—	416
Matthews India Fund	549,463	5,874
Matthews Korea Fund	—	6,223
Matthews Asia Small Companies Fund	—	24,010
Matthews Asia Science and Technology Fund	—	8,293

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2009, which expire in the year indicated, which are available to offset future capital gains, if any:

	2010	2016	2017	Total
Matthews Asian Growth and Income Fund	$—	$—	$64,043,804	$64,043,804
Matthews Asia Dividend Fund	—	1,466,788	16,105,466	17,572,254
Matthews Asia Pacific Fund	—	24,090,517	58,248,975	82,339,492
Matthews Pacific Tiger Fund	—	—	194,447,297	194,447,297
Matthews China Fund	—	—	44,320,615	44,320,615
Matthews India Fund	—	—	84,698,767	84,698,767
Matthews Japan Fund	—	36,495,378	44,032,426	80,527,804
Matthews Asia Science and Technology Fund	3,461,198	17,493,413	15,057,062	36,011,673

For additional information regarding the accounting policies of the Matthews Asia Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

54 MATTHEWS ASIA FUNDS

Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of September 30, 2010. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investment are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2010, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus, summary prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 55

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Richard K. Lyons

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Hackett

Robert J. Horrocks, PhD

Shai A. Malka

John P. McGowan

Timothy B. Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

1As defined under the Investment Company Act of 1940, as amended.

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